THE CASH MANAGEMENT TRUST OF AMERICA(R)
THE U.S. TREASURY MONEY FUND OF AMERICA(SM)
THE TAX-EXEMPT MONEY FUND OF AMERICA(SM)

SUPPLEMENT TO PROSPECTUS DATED
July 15, 2002

Beginning July 15, 2002, Class R-5 shares of the American Funds listed above will be available to certain clients of the Personal Investment Management Group of Capital Guardian
Trust Company. Accordingly, the prospectus for these funds is supplemented as follows:

FEES AND EXPENSES OF THE FUND - pages 6-7

Shareholder Fees Table (paid directly from your investment)

                                                       Class R-5

Maximum sales charge imposed on purchases
(as a percentage of offering price)                       none
Maximum sales charge imposed on reinvested dividends      none
Maximum deferred sales charge                             none
Redemption or exchange fees                               none


Annual Fund Operating Expenses Table (deducted from fund assets)

                                                      Class R-5/1/

CASH MANAGEMENT FUND
Management Fees                                            0.28%
Distribution and/or Service (12b-1) Fees                   none
Other Expenses                                             0.17%
Total Annual Fund Operating Expenses                       0.45%

U.S. TREASURY MONEY FUND
Management Fees                                            0.30%
Distribution and/or Service (12b-1) Fees                   none
Other Expenses                                             0.18%
Total Annual Fund Operating Expenses                       0.48%

TAX-EXEMPT MONEY FUND

Management Fees                                            0.38%
Distribution and/or Service (12b-1) Fees                   none
Other Expenses                                             0.15%
Total Annual Fund Operating Expenses                       0.53%

/1/ Based on estimated amounts for the current fiscal year.


Example

The examples below are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that each fund's operating expenses remain the same as shown on the previous page. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

             One Year      Three Years    Five Years    Ten Years

CASH MANAGEMENT TRUST
Class R-5     $46           $144          $252            $567

U.S. TREASURY MONEY FUND
Class R-5     $49           $154          $269            $604

TAX-EXEMPT MONEY FUND
Class R-5     $54           $170          $296            $665

PURCHASE AND EXCHANGE OF SHARES - pages 13-14

Class R-5 Shares

Class R-5 shares of the funds are only available to certain clients of the Personal Investment Management Group of Capital Guardian Trust Company. Please contact Capital Guardian Trust Company if you wish to purchase Class R-5 shares of the funds.


SALES CHARGES - page 15

Class R-5 Shares

Class R-5 shares are sold with no initial or deferred sales charges. In addition, no dealer compensation is paid on sales of Class R-5 shares.

                      THE CASH MANAGEMENT TRUST OF AMERICA
                    THE U.S. TREASURY MONEY FUND OF AMERICA
                      THE TAX-EXEMPT MONEY FUND OF AMERICA

                                     Part B
                      Statement of Additional Information

                               February 15, 2002
                           (as amended July 15, 2002)

This document is not a prospectus but should be read in conjunction with the current prospectus of The Cash Management Trust of America ("CMTA"), The U.S. Treasury Money Fund of

America ("CTRS") and The Tax-Exempt Money Fund of America ("CTEX") dated February 15,

2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the funds at the following address:

                      The Cash Management Trust of America
                    The U.S. Treasury Money Fund of America
                      The Tax-Exempt Money Fund of America
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employer for details.


                               TABLE OF CONTENTS

Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        3
Fundamental Policies and Investment Restrictions. . . . . . . . . .        8
Management of the Funds . . . . . . . . . . . . . . . . . . . . . .       14
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       27
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       30
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       33
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       36
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       40
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       40
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       41
Shareholder Account Services and Privileges . . . . . . . . . . . .       43
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       46
General Information . . . . . . . . . . . . . . . . . . . . . . . .       46
Class A Share Investment Results and Related Statistics . . . . . .       48
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       51
Financial Statements


                          Money Market Funds - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the funds' net assets unless otherwise noted. This summary is not intended to reflect all of the funds' investment limitations.


CASH MANAGEMENT TRUST OF AMERICA

     DEBT SECURITIES

     -The fund will invest substantially all of its assets in securities rated in the highest short-term rating categories (i.e., Prime-1, A-1).

     MATURITY

     -The fund's dollar-weighted average portfolio maturity will be approximately 35 days or less.

U.S. TREASURY MONEY FUND OF AMERICA

     U.S. TREASURY SECURITIES

     -The fund will invest substantially all of its assets in U.S. Treasury securities.

     MATURITY

     -The fund's dollar-weighted average portfolio maturity will be approximately 90 days or less.

TAX-EXEMPT MONEY FUND OF AMERICA

     TAX-EXEMPT SECURITIES

     -The fund will invest at least 80% of its assets in securities the interest on which is exempt from federal income tax.

     DEBT SECURITIES

     -The fund may invest up to 20% of its assets in securities that are subject to alternative minimum taxes.

     -The fund will invest substantially all of its assets in securities rated in the highest short-term rating categories (i.e., Prime-1, A-1).

     MATURITY

     -The fund's dollar-weighted average portfolio maturity will be approximately 60 days or less.

The funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


                          Money Market Funds - Page 2

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


INVESTMENT POLICIES - CMTA and CTEX may invest in securities that are rated in the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees ("eligible securities"). The nationally recognized statistical rating organizations currently rating instruments of the type each fund may purchase are Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service, Inc., and IBCA Limited and IBCA Inc. Subsequent to its purchase, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for its purchase.
 Neither event requires the elimination of such securities from a fund's portfolio, but Capital Research and Management Company (the "Investment Adviser") will consider such an event in its determination of whether the fund should continue to hold the securities. Investments in eligible securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated eligible securities not determined by the Board of Trustees to be comparable quality to those rated in the highest category, will be limited to 5% of a fund's total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of a fund's total assets or $1,000,000. It is the current policy of CMTA and CTEX to invest only in instruments rated in the highest short-term rating category by Moody's Investors Service ("Moody's"), Inc. and Standard & Poor's Corporation ("S&P") or in instruments that do not have short-term ratings by Moody's or S&P but determined to be of comparable quality in accordance with the U.S. government, its agencies or instrumentalities as to the payment of principal and interest. CTRS invests exclusively in U.S. Treasury securities, which are of the highest credit quality.


THE CASH MANAGEMENT TRUST OF AMERICA
------------------------------------

CMTA may invest in the short-term securities described below:


COMMERCIAL PAPER: Short-term notes (usually maturing in 90 days or less) issued by companies, governmental bodies, or bank/corporation sponsored conduits (asset-backed commercial paper).


COMMERCIAL BANK OBLIGATIONS: Certificates of deposit (interest-bearing time deposits), bank notes, bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) representing direct or contingent obligations of commercial banks with assets in excess of $1 billion, based on latest published reports, or obligations issued by commercial banks with assets of less than $1 billion if the principal amount of such obligation is fully insured by the U.S. government. Commercial banks issuing obligations in which CMTA invests must be on an approved list that is monitored on a regular basis; currently all approved banks have assets in excess of $10 billion.


SAVINGS ASSOCIATION OBLIGATIONS: Bank notes and certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have assets in excess of $1 billion, based on latest published reports, or obligations issued by institutions with assets of less than $1 billion if the principal amount of such obligation is fully insured by the U.S.


                          Money Market Funds - Page 3
government. Savings associations issuing obligations in which CMTA invests must be on an approved list that is monitored on a regular basis; currently all approved savings associations have assets in excess of $10 billion.


U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


CORPORATE BONDS AND NOTES: Corporate obligations that mature, or may be redeemed by CMTA, in 13 months or less. These obligations may originally have been issued with maturities in excess of 13 months. CMTA may currently invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top rating category by Standard & Poor's Corporation or by Moody's Investors Service, Inc. See the Appendix for a description of high-quality ratings by Standard & Poor's Corporation and Moody's Investors Service, Inc.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


THE TAX-EXEMPT MONEY FUND OF AMERICA
------------------------------------

MUNICIPAL BONDS - Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, their exclusion from gross income for federal income tax purposes and, where applicable, state and local income tax are rendered by bond counsel to the issuing authorities at the time of issuance.


The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its


                          Money Market Funds - Page 4
full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.


Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.


Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.


SECURITIES SUBJECT TO ALTERNATIVE MINIMUM TAX - The funds may invest in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum tax; therefore, while each fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.


TEMPORARY TAXABLE INVESTMENTS - A portion of CTEX's assets, which will normally be less than 20%, may be invested in high-quality taxable short-term securities. Such temporary investments may include: (1) obligations of the U.S. Treasury;
(2) obligations of agencies and instrumentalities of the U.S. government; and
(3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances. These investments may be made when deemed advisable for temporary defensive purposes or when the Investment Adviser believes there is an unusual disparity between the after-tax income available on taxable investments and the income available on tax-exempt securities.


THE TAX-EXEMPT MONEY FUND OF AMERICA AND THE U.S. TREASURY MONEY FUND OF AMERICA
--------------------------------------------------------------------------------

LOANS OF PORTFOLIO SECURITIES - Each fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the


                          Money Market Funds - Page 5

Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. Each fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. Each fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.


REPURCHASE AGREEMENTS - Although CTEX or CTRS have no current intention of doing so during the next 12 months, each fund is authorized to enter into repurchase agreements, subject to the standards applicable to CMTA's repurchase agreement transactions as described above.


THE CASH MANAGEMENT TRUST OF AMERICA, THE U.S. TREASURY MONEY FUND OF AMERICA
-----------------------------------------------------------------------------
AND THE TAX-EXEMPT MONEY FUND OF AMERICA
----------------------------------------

MONEY MARKET INSTRUMENTS - The funds invest in various high-quality money market instruments that mature, or may be redeemed or resold, in 13 months or less (25 months or less in the case of U.S. government securities). For CMTA they include: (1) commercial paper (notes issued by corporations, governmental bodies, or bank/corporation sponsored conduits (asset-backed commercial paper)),
(2) commercial bank obligations such as certificates of deposit, bank notes, and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and savings bank obligations, (4) securities of the U.S. government, its agencies or instrumentalities, and (5) corporate bonds and notes. CMTA may invest in securities issued by non-U.S. entities or in securities with credit and liquidity support features provided by non-U.S. entities. Since these securities are issued by entities that may have substantial operations outside the U.S., they may involve additional risks and considerations. These securities may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or payment of interest. Securities of U.S. issuers with substantial operations outside the U.S. may also be subject to similar risks.


CTRS may invest in instruments that include U.S. Treasury bills, notes, and bonds. CTEX invests in money market instruments that are issued by states, territories, or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("municipalities") to obtain funds for various public purposes. CTEX may purchase various types of municipal securities, including tax, bond, revenue, and grant anticipation notes, construction loan notes, municipal commercial paper, general obligation bonds, revenue bonds and industrial development bonds. In addition, CTEX may invest in municipal securities that are supported by credit and liquidity enhancements, which include letters of credit from domestic and non-U.S. banks and other financial institutions. Changes in the credit quality of these institutions could cause the fund to experience a loss and may affect its share price. To the extent that the credit quality of these institutions is downgraded, investments in such securities could increase the level of illiquidity of the fund's portfolio for the remaining maturity of the instruments.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the funds may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the funds to "lock in" the current interest rate for only the period until the next scheduled


                          Money Market Funds - Page 6
rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


"PUT" SECURITIES - CMTA and CTEX may purchase securities that provide for the right to resell them to the issuer, a bank, or a broker-dealer typically at the par value plus accrued interest within a specified period of time prior to maturity. This right is commonly known as a "put" or a "demand feature." The funds may pay a higher price for such securities than would otherwise be paid for the same security without such a right. The funds will enter into these transactions only with issuers, banks, or broker-dealers that are determined by Capital Research and Management Company to present minimal credit risks. If an issuer, bank, or broker-dealer should default on its obligation to repurchase, the funds might be unable to recover all or a portion of any loss sustained. There is no specific limit on the extent to which the funds may invest in such securities.


MATURITY - Each fund determines its net asset value using the penny-rounding method, according to rules of the Securities and Exchange Commission, which permits it to maintain a constant net asset value of $1.00 per share under normal conditions. In accordance with rule 2a-7, each fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only instruments having remaining maturities of 13 months or less (25 months or less in the case of U.S. government securities) determined in accordance with procedures established by the Board of Trustees to present minimal credit risks. For this purpose, certain variable and floating rate obligations and "put" securities which may otherwise have stated maturities in excess of 13 months (25 months in the case of U.S. government securities) will be deemed to have remaining maturities equal to the period remaining until the next readjustment of the interest rate or until the fund is entitled to repayment or repurchase of the security. CMTA, CTRS and CTEX currently intend to maintain dollar-weighted average portfolio maturities of approximately 35 days or less, 90 days or less and 60 days or less, respectively.


FORWARD COMMITMENTS - The funds may enter into commitments to purchase or sell securities at a future date. When the funds agree to purchase such securities, they assume the risk of any decline in value of the security beginning on the date of the agreement. When the funds agree to sell such securities, they do not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the funds could miss a favorable price or yield opportunity, or could experience a loss.


The funds will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the funds' aggregate commitments under these transactions exceed their segregated assets, the funds temporarily could be in a leveraged position (because they may have an amount greater than their net assets subject to market risk). Should market values of the funds' portfolio securities decline while the funds are in a leveraged position, greater depreciation of their net assets would likely occur than were they not in such a position. The funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


                          Money Market Funds - Page 7

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - Each fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


CMTA may not:
         ---


1. Invest its assets in issues, other than those of the U.S. government, its agencies or instrumentalities, obligations of commercial banks and savings institutions with total assets in excess of $1 billion, commercial paper, and investment-grade corporate obligations--all maturing in one year or less. CMTA may, however, invest in obligations issued by commercial banks and savings institutions with assets of less than $1 billion if the principal amounts of such obligations are fully insured by the U. S. government;

2. Invest more than 5% of its total assets in the securities of any one issuer, except the U.S. government, its agencies and instrumentalities. With respect to 25% of total assets, commercial banks are excluded from this 5% limitation;

3. Invest more than 25% of total assets in the securities of issuers in the same industry. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities are considered separate industries for purposes of this restriction. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. In addition, CMTA may, if deemed advisable, invest more than 25% of its assets in the obligations of commercial banks;

 4. Enter into any repurchase agreement if, as a result, more than 10% of total assets would be subject to repurchase agreements maturing in more than seven days;

 5. Make loans to others except for the purchase of debt securities or entering into repurchase agreements as listed above;

6. Borrow money, except from banks for temporary purposes and then in an amount not in excess of 33-1/3% of total assets. This borrowing power is reserved to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not included for investment purposes;

7. Pledge more than 15% of its assets and then only to secure temporary borrowings from banks;

8.   Sell securities short;

9.   Invest in puts, calls, straddles, spreads or any combination thereof;


                          Money Market Funds - Page 8

10. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization), real estate, or commodities;

11.  Engage in the underwriting of securities issued by others.

Notwithstanding Investment Restriction #9, the fund may invest in securities with put and call features.


For purposes of Investment Restriction #1, CMTA currently invests only in high quality obligations in accordance with rule 2a-7 under the 1940 Act, as described in the prospectus. (CMTA will notify shareholders 180 days in advance in the event it no longer is required to adhere to rule 2a-7 and it intends to stop relying on the rule.) For purposes of Investment Restriction #2, the fund may invest more than 5% of its total assets in the securities of any one issuer only to the extent allowed under rule 2a-7 of the Investment Company Act of 1940. For purposes of Investment Restriction #3, CMTA will not invest 25% or more of total assets in the securities of issuers in the same industry. Additionally, for purposes of Investment Restriction #3, the Investment Adviser currently interprets the term "commercial banks" to mean domestic branches of U.S. banks. These policies are non-fundamental and may be changed by the Board of Trustees without shareholder approval.


CTRS may not:
         ---


 1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), if immediately after and as a result of such investment (a) with respect to 75% of CTRS' total assets, more than 5% of CTRS' total assets would be invested in securities of the issuer, or (b) CTRS would hold more than 10% of any class of securities or of the total securities of the issuer (for this purpose all indebtedness of an issuer shall be deemed a single class).

 2. Buy or sell real estate (including real estate limited partnerships) in the ordinary course of its business; however, CTRS may invest in securities secured by real estate or interests therein;

 3. Acquire securities for which there is no readily available market or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of CTRS' total assets;

 4. Make loans to others, except by the purchase of debt securities, entering into repurchase agreements or making loans of portfolio securities;

 5.  Sell securities short;

 6. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales of securities;

 7. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of CTRS' total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes. In the event that the asset coverage for CTRS' borrowings falls below 300%, CTRS will reduce within three


                          Money Market Funds - Page 9
days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage, and except that CTRS may enter into reverse repurchase agreements, provided that reverse repurchase agreements and any other transactions constituting borrowing by CTRS may not exceed one-third of CTRS' total assets;

 8. Mortgage, pledge, or hypothecate its assets, except in an amount up to 5% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

 9. Underwrite any issue of securities, except to the extent that the purchase of securities directly from the issuer in accordance with CTRS' investment objective, policies and restrictions, and later resale, may be deemed to be an underwriting;

10. Knowingly purchase securities of other managed investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

11. Buy or sell commodities or commodity contracts (including futures contracts) or oil, gas or other mineral exploration or development programs;

12. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof, except that this shall not prevent the purchase of securities which have "put" or "stand-by commitment" features;

13. Purchase or retain the securities of any issuer, if, to the knowledge of CTRS, those individual officers and Board members of CTRS, its Investment Adviser, or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest more than 5% of the value of CTRS' total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors;

15. Invest 25% or more of total assets in the securities of issuers in the same industry. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities are considered separate industries for purposes of this restriction. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% or more limitation on industry concentration. In addition, CTRS may, if deemed advisable, invest 25% or more of its assets in the obligations of commercial banks.

Notwithstanding Investment Restriction #10, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.


For purposes of Investment Restriction #11, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases. For purposes of Investment Restriction #15, the Investment Adviser currently interprets the term "commercial banks" to mean domestic branches of U.S. banks. Finally, CTRS will not invest more than 5% of its net assets valued at market at the time of purchase, in warrants including not more than 2% of such net assets in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction. These policies


                          Money Market Funds - Page 10
are not deemed fundamental and may be changed by the Board of Trustees without shareholder approval.


CTEX may not:
         ---


 1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment (a) with respect to 75% of CTEX's total assets, more than 5% of CTEX's total assets would be invested in securities of the issuer, or (b) CTEX would hold more than 10% of any class of securities or of the total securities of the issuer (for this purpose all indebtedness of an issuer shall be deemed a single class).

 2. Enter into any repurchase agreement if, as a result, more than 10% of the value of CTEX's total assets would be subject to repurchase agreements maturing in more than seven days;

 3. Buy or sell real estate (including real estate limited partnerships) in the ordinary course of its business; however, CTEX may invest in securities secured by real estate or interests therein;

 4. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market (including securities of foreign issuers not listed on any recognized foreign or domestic exchange), or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of CTEX's total assets;

 5. Make loans to others, except for the purchase of debt securities, entering into repurchase agreements or making loans of portfolio securities;

 6. Sell securities short, except to the extent that CTEX contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

 7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales of securities;

 8. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of CTEX's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes. In the event that the asset coverage for CTEX's borrowings falls below 300%, CTEX will reduce within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

 9. Mortgage, pledge, or hypothecate its assets, except in an amount up to 5% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

10. Underwrite any issue of securities, except to the extent that the purchase of municipal securities directly from the issuer in accordance with CTEX's investment objective, policies and restrictions, and later resale, may be deemed to be an underwriting;

11.  Invest in companies for the purpose of exercising control or management;


                          Money Market Funds - Page 11

12. Knowingly purchase securities of other managed investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

13. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

14. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof, except that this shall not prevent the purchase of municipal securities which have "put" or "stand-by commitment" features;

15. Purchase or retain the securities of any issuer, if, to the knowledge of CTEX, those individual officers and Board members of CTEX, its Investment Adviser, or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

16. Invest more than 5% of the value of CTEX's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors;

17. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry.

CTEX  will:


18. Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.

For purposes of Investment Restriction #2, the fund will not enter into any repurchase agreement if, as a result, more than 10% of net assets would be subject to repurchase agreements maturing in more than seven days.


For the purpose of CTEX's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation securities is made by the Investment Adviser on the basis of the characteristics of the securities as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such securities. For purposes of investment restriction #13 the term "commodities contract" includes futures contracts.


Notwithstanding Investment Restriction #12, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.


For purposes of Investment Restriction #16, the fund may invest more than 5% of its total assets in the securities of any one issuer only to the extent allowed under rule 2a-7 of the Investment Company Act of 1940.


The following policies of CTEX are not deemed fundamental, and thus may be changed by the Board of Trustees without shareholder approval: CTEX may not invest 25% or more of its assets in municipal securities the issuers of which are located in the same state, unless such securities


                          Money Market Funds - Page 12
are guaranteed by the U.S. government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects. CTEX may invest no more than an aggregate of 20% of its total assets in industrial development securities. There could be economic, business or political developments which might affect all municipal securities of a similar category or type or issued by issuers within any particular geographical area or jurisdiction. Finally, CTEX will not invest more than 5% of its net assets valued at market at the time of purchase, in warrants including not more than 2% of such net assets in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction.


                          Money Market Funds - Page 13

                            MANAGEMENT OF THE FUNDS


                                    YEAR FIRST                                        NUMBER OF BOARDS
                        POSITION      ELECTED                                          WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                        WITH THE     A TRUSTEE      PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ ON WHICH            HELD
     NAME AND AGE        FUNDS    OF THE FUNDS/1/            PAST 5 YEARS              TRUSTEE SERVES            BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Capen,       Trustee       1999         Corporate Director and author;           14            Carnival Corporation
 Jr.                                                former United States
 Age: 67                                            Ambassador
                                                    to Spain; former Vice
                                                    Chairman,
                                                    Knight Ridder, Inc.; former
                                                    Chairman and Publisher, The
                                                                            ---
                                                    Miami
                                                    -----
                                                    Herald
                                                    ------
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Trustee       1976         Private Investor; former                 19            Ducommun Incorporated;
 Christie                                           President                                              IHOP Corporation;
 Age: 68                                            and Chief Executive Officer,                           Southwest Water
                                                    The                                                    Company; Valero L.P.
                                                    Mission Group (non-utility
                                                    holding
                                                    company subsidiary of Southern
                                                    California Edison Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel          Trustee       1994         CEO and President, The Earth             12            Allegheny Technologies;
 Age: 53                                            Technology Corporation                                 BF Goodrich;Teledyne
                                                    (international consulting                              Technologies
                                                    engineering)
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Trustee       1989         Managing Director, Senior                16            None
 Age: 66                                            Resource Group LLC
                                                    (development
                                                    and management of senior
                                                    living
                                                    communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller       Trustee       1994         President, Fuller Consulting             13            None
 Age: 55                                            (financial management
                                                    consulting
                                                    firm)
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman       Trustee       1991         Chairman and CEO, AECOM                  13            Southwest Water Company
 Age: 67                                            Technology Corporation
                                                    (engineering, consulting and
                                                    professional services)
-----------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez        Trustee       1999         President, The Sanchez Family            12            None
 Age: 58                                            Corporation dba McDonald's
                                                    Restaurants (McDonald's
                                                    licensee)
-----------------------------------------------------------------------------------------------------------------------------------

BOARDS OF TRUSTEE AND OFFICERS



                          Money Market Funds - Page 14

                                                     PRINCIPAL OCCUPATION(S) DURING
                                     YEAR FIRST             PAST 5 YEARS AND
                                       ELECTED               POSITIONS HELD            NUMBER OF BOARDS
                       POSITION       A TRUSTEE         WITH AFFILIATED ENTITIES        WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                       WITH THE    AND/OR OFFICER     OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ ON WHICH            HELD
   NAME AND AGE         FUNDS      OF THE FUNDS/1/            OF THE FUNDS              TRUSTEE SERVES      BY TRUSTEE OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/4,//5/
-----------------------------------------------------------------------------------------------------------------------------------
 Don R. Conlan        Trustee           1996         President (retired), The                 12            None
 Age: 66                                             Capital
                                                     Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Abner D.             President,    CMTA: 1976 -     Senior Vice President and                12            None
 Goldstine            PEO            1978; 1981      Director,
 Age: 72              and            CTEX: 1989      Capital Research and
                      Trustee         CTRS:1991      Management
                                                     Company
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga,       Chairman       CMTA: 1985      Executive Vice President and             16            None
 Jr.                  of the         CTEX: 1988      Director, Capital Research and
 Age: 53              Board and      CTRS: 1990      Management Company; Director,
                      Trustee                        American Funds Distributors,
                                                     Inc.*;
                                                     Director, The Capital Group
                                                     Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------




                          Money Market Funds - Page 15

                                                                                     PRINCIPAL OCCUPATION(S) DURING
                              POSITION          YEAR FIRST ELECTED                   PAST 5 YEARS AND POSITIONS HELD
                              WITH THE              AN OFFICER                          WITH AFFILIATED ENTITIES
     NAME AND AGE              FUNDS             OF THE FUNDS/1/                OR THE PRINCIPAL UNDERWRITER OF THE FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Neil L. Langberg           Senior Vice                1989            Vice President - Investment Management Group, Capital
 Age: 48                  President (CTEX)                             Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Teresa S. Cook            Vice President              1991            Senior Vice President - Investment Management Group,
 Age: 49                   (CMTA and CTRS                              Capital
                               only)                                   Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Michael J. Downer         Vice President              1994            Vice President and Secretary, Capital Research and
 Age: 46                                                               Management Company; Secretary, American Funds
                                                                       Distributors, Inc.*; Director, Capital Bank and Trust
                                                                       Company**
-----------------------------------------------------------------------------------------------------------------------------------
 Karen F. Hall               Assistant                 1999            Assistant Vice President - Investment Management Group,
 Age: 36                   Vice President                              Capital Research and Management Company
                           (CMTA and CTRS
                               only)
-----------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams           Secretary              CMTA: 1982         Vice President - Fund Business Management Group, Capital
 Age: 53                                            CTEX: 1989         Research and Management Company
                                                    CTRS: 1991
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman           Treasurer                 2000            Vice President - Fund Business Management Group, Capital
 Age: 31                                                               Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Kimberly S. Verdick         Assistant                 1994            Assistant Vice President - Fund Business Management Group,
 Age: 37                     Secretary                                 Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Anthony W. Hynes,           Assistant             CMTA: 1993          Vice President - Fund Business Management Group, Capital
 Jr.                         Treasurer             - 2000; 2001        Research and Management Company
 Age: 39                                            CTEX: 2001
                                                    CTRS: 2001
-----------------------------------------------------------------------------------------------------------------------------------




                          Money Market Funds - Page 16

* Company affiliated with Capital Research and Management Company.
1 Trustees and officers of the funds serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each trustee as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the funds' Investment Adviser, Capital Research and Management Company, or its affiliated entities
  (including each fund's principal underwriter).
5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUNDS IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                          Money Market Funds - Page 17

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2001

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                         OWNED IN ALL FUNDS
                                                       WITHIN AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                 BY TRUSTEE
--------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
--------------------------------------------------------------------------------
 Richard G. Capen, Jr.     CMTA:   Over $100,000            Over $100,000
                                 CTRS: None
                          CTEX: $50,001 - $100,000
--------------------------------------------------------------------------------
 H. Frederick Christie     CMTA: $10,001 - $50,000          Over $100,000
                                 CTRS: None
                                 CTEX: None
--------------------------------------------------------------------------------
 Diane C. Creel              CMTA: $1 - $10,000           $10,001 - $50,000
                             CTRS: $1 - $10,000
                             CTEX: $1 - $10,000
--------------------------------------------------------------------------------
 Martin Fenton               CMTA: $1 - $10,000             Over $100,000
                                 CTRS: None
                          CTEX: $10,001 - $50,000
--------------------------------------------------------------------------------
 Leonard R. Fuller         CMTA: $10,001 - $50,000       $50,001 - $100,000
                             CTRS: $1 - $10,000
                             CTEX: $1 - $10,000
--------------------------------------------------------------------------------
 Richard G. Newman           CMTA: $1 - $10,000             Over $100,000
                             CTRS: $1 - $10,000
                             CTEX: $1 - $10,000
--------------------------------------------------------------------------------
 Frank M. Sanchez            CMTA: $1 - $10,000           $10,001 - $50,000
                             CTRS: $1 - $10,000
                             CTEX: $1 - $10,000
--------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/2/
--------------------------------------------------------------------------------
 Don R. Conlan               CMTA: Over $100,000            Over $100,000
                                 CTRS: None
                                 CTEX: None
--------------------------------------------------------------------------------
 Abner D. Goldstine          CMTA: Over $100,000            Over $100,000
                            CTRS: Over $100,000
                          CTEX: $10,000 - $50,000
--------------------------------------------------------------------------------
 Paul G. Haaga, Jr.          CMTA: Over $100,000            Over $100,000
                          CTRS: $50,001 - $100,000
                                 CTEX: None
--------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the funds' Investment Adviser, Capital
  Research and Management Company, or its affiliated entities (including each fund's principal underwriter).


                          Money Market Funds - Page 18

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2001

No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of CMTA - $6,500;

CTEX - $1,500 and CTRS - $1,500 to Trustees who are not affiliated with the Investment Adviser, plus $210 for each Board of Trustees meeting attended, $2,520 per Contracts Committee meeting attended; and $1,000 per Audit and Nominating Committee meeting attended. Certain of the funds' trustees may also serve as Committee members for other American Funds whose Committees meet jointly with those of the fund. Accordingly, the Committee fees are allocated among the funds participating.


No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the funds. The funds also reimburse certain expenses of the Trustees who are not affiliated with the Investment Adviser.


                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                FROM THE FUNDS             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Richard G. Capen,            $7,675/3 /CMTA                      $94,620/3/
 Jr.                          $3,175/3/ CTRS
                              $3,176/3/ CTEX
------------------------------------------------------------------------------------------
 H. Frederick                 $ 7,675 CMTA                        $ 199,620
 Christie                     $ 3,175 CTRS
                              $ 3,176 CTEX
------------------------------------------------------------------------------------------
 Diane C. Creel               $ 7,133 CMTA                        $  51,600
                              $   2,633 CTRS
                              $ 2,633 CTEX
------------------------------------------------------------------------------------------
 Martin Fenton                $7,343/3/ CMTA                      $183,120/3/
                              $2,843/3/ CTRS
                              $2,843/3/ CTEX
------------------------------------------------------------------------------------------
 Leonard R. Fuller            $ 7,675 CMTA                        $  80,120
                              $ 3,175 CTRS
                              $ 3,176 CTEX
------------------------------------------------------------------------------------------
 Richard G. Newman            $ 7,343 CMTA                        $ 116,120
                              $ 2,843 CTRS
                              $ 2,843 CTEX
------------------------------------------------------------------------------------------
 Frank M. Sanchez             $7,343/ /CMTA                       $  55,120
                              $ 2,843 CTRS
                              $ 2,843 CTEX
------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1993/
  1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustees.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.


                          Money Market Funds - Page 19

3 Since the deferred compensation plans' adoption, the total amount of deferred compensation accrued by each fund (plus earnings thereon) through the 2001 fiscal year for participating Trustees is as follows: Richard G. Capen ($3,642
  - CMTA; $1,773 - CTRS and $3,695 - CTEX) and Martin Fenton ($5,047 - CMTA; $1,110 - CTRS and $459 - CTEX). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustee. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.

As of January 15, 2002, the officers and Trustees of each fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of each fund.


                  FUND ORGANIZATION AND THE BOARD OF TRUSTEES

Each fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust (CMTA on March 1, 1976, CTEX on December 5, 1988 and CTRS on December 19, 1990).


All fund operations are supervised by each fund's Board of Trustees, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for each fund.


Cash Management Trust has several different classes of shares, including classes A, B, C, F,

529-A, 529-B, 529-C, 529-E and 529-F. The 529 share classes are available only through

CollegeAmerica to investors establishing qualified higher education savings accounts. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Trustees and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note,

CollegeAmerica account owners are technically not shareholders of the fund and accordingly, do not have the rights of a shareholder, including the right to vote any proxies relating to fund shares.


The funds do not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the funds will hold a meeting at which any member of the board could be removed by a majority vote.


                          Money Market Funds - Page 20

COMMITTEES OF THE BOARD OF TRUSTEES

The funds have an Audit Committee comprised of Richard G. Capen, Jr., H. Frederick Christie and Leonard R. Fuller, none of whom is considered an "interested person" of the funds within the meaning of the 1940 Act. The Committee oversees the funds' accounting and financial reporting policies and practices, their internal controls and the internal controls of the funds' principal service providers.
 The Committee acts as a liaison between the funds' independent accountants and the full Board of Trustees. There were two Audit Committee meetings held during the 2001 fiscal year.


The funds have a Contracts Committee comprised of Richard G. Capen, Jr., H. Frederick

Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M.

Sanchez, none of whom is considered an "interested person" of the funds within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between each fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the funds may enter into, renew or continue, and to make its recommendations to the full Board of Trustees on these matters. There was one Contracts Committee meeting during the 2001 fiscal year.


The funds have a Nominating Committee comprised of Richard G. Capen, Jr., H. Frederick

Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M.

Sanchez, none of whom is considered an "interested person" of the funds within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. The Committee also evaluates, selects and nominates candidates for independent trustees to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the funds, c/o the funds' Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There was one

Nominating Committee meeting during the 2001 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large


                          Money Market Funds - Page 21
corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - Each fund has an Investment Advisory and Service Agreement (the "Agreement") with the Investment Adviser which provides that the Investment Adviser shall determine which securities shall be purchased or sold by each fund and provides certain services to each fund.


The CMTA Agreement will continue in effect until May 31, 2003, unless sooner terminated. The CTEX Agreement will continue in effect until October 1, 2002, unless sooner terminated, and the CTRS Agreement will continue in effect until

October 31, 2002, unless sooner terminated. Each Agreement may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the Investment Adviser has no liability to the funds for its acts or omissions in the performance of its obligations to the funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).


In determining whether to renew the Agreements each year, the Contracts Committee of each fund's Board of Trustees evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Trustees. At its most recent meeting, the Committees considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the funds, fees and expenses borne by the funds, and financial results of the Investment Adviser.


In reviewing the quality of services provided to the funds, the Committees noted that the investment results for CMTA, CTEX and CTRS were slightly below the average for each fund's peer group during 2000 and for the five- and ten-year periods ended December 31, 2000. In discussing each fund's results during 2000, it was observed that the relatively high credit quality of each fund's portfolio could cause its results to lag behind its peers on occasion. The Committees also considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund.


In reviewing the fees and expenses borne by each fund, the Committees noted, among other things, that each fund's advisory fees over various periods (as a percentage of its average net assets) were at or below the median for the relevant peer group. The Committees observed that although total expenses for the funds were slightly above the relevant medians, they were well within the range of expenses for comparable funds. The Committees also considered steps taken in recent years by the Investment Adviser to help control the funds' transfer agency expenses.


Based on their review, the Committees and the Boards concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


                          Money Market Funds - Page 22

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the funds, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the funds. The funds pay all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to their shareholders; taxes; expenses of the issuance and redemption of shares of the funds (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the funds' Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to trustees unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the funds; and costs of assembling and storing shareholder account data.


Capital Research and Management Company manages the investment portfolios and business affairs of the funds and receives an annual fee from each fund as follows:


     Cash Management Trust: 0.32% on the first $1 billion of average net assets; plus 0.29% on average net assets between $1 billion and $2 billion; plus 0.27% on average net assets in excess of $2 billion;

     U.S. Treasury Money Fund: 0.30% on the first $800 million of average net assets; plus 0.285% on average net assets in excess of $800 million;

     Tax-Exempt Money Fund: 0.39% on the first $200 million of average net assets; plus 0.37% on average net assets between $200 million and $600 million; plus 0.33% on the portion of average net assets between $600 million and $1.2 billion; plus 0.29% on average net assets in excess of $1.2 billion.

The Investment Adviser has agreed to waive its fees by any amount necessary to assure that such expenses do not exceed applicable expense limitations in any state in which the funds' shares are being offered for sale.


CMTA The Agreement provides that the Investment Adviser will reimburse CMTA for
----
any expenses incurred by CMTA in any fiscal year, exclusive of interest, taxes, brokerage costs and extraordinary items such as litigation and acquisitions, to the extent such expenses exceed the lesser of 25% of gross income for the preceding year or the sum of (a) 1-1/2% of the average daily net assets of the preceding year up to and including $30 million, and (b) 1% of any excess of average daily net assets of preceding year over $30 million. The Investment Advisory fee is included as an expense of CMTA and is subject to the expense limitation described in the preceding sentence.


CTEX The Investment Adviser has agreed that in the event the expenses of the
----
fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess.


                          Money Market Funds - Page 23

CTRS The Investment Adviser has agreed that in the event the expenses of the
----
fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess.


Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent CMTA's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2001, 2000, and 1999, the Investment Adviser received advisory fees from CMTA of $17,312,000, $16,005,000, and $14,593,000, respectively. For the fiscal years ended 2001, 2000, and 1999, the Investment Adviser received advisory fees from CTRS of $1,208,000, $1,296,000, and $1,272,000, respectively. For the fiscal years ended 2001, 2000, and 1999, the Investment Adviser received advisory fees from CTEX of $1,169,000, $1,055,000, and $1,003,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between CMTA and the Investment Adviser relating to CMTA's Class C, F and 529 shares will continue in effect until May 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 The Administrative Agreement provides that CMTA may terminate the agreement at any time by vote of a majority of Trustees who are not interested persons of CMTA. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to CMTA. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of CMTA's Class C and F shares, and all Class 529 shares. The Investment Adviser contracts with third parties, including American Funds Service Company, CMTA's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to CMTA's applicable share classes.
 Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the funds and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to CMTA's applicable share


                          Money Market Funds - Page 24
classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of each respective applicable share class.


Administrative service fees paid for Class C and F shares for the fiscal period ended 2001 were $4,000 and $3,000, respectively.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of each fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of each fund's shares. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by CMTA for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. CMTA also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. CMTA pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, CMTA pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, CMTA pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares.


Each fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Boards of Trustees and separately by a majority of the trustees who are not "interested persons" of the funds and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the funds include: shareholder services; savings to the fund in transfer agency costs; savings to the funds in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not "interested persons" of the fund are committed to the discretion of the trustees who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Boards of Trustees.


Under the Plans, each fund may annually expend the following amounts to finance any activity which is primarily intended to result in the sale of fund shares, provided each fund's Board of Trustees has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.15% of its average daily net assets attributable to Class A shares; (ii) for Class 529-A shares for CMTA only, up to 0.50% of its net assets attributable to Class 529-A shares;
(iii) for Class B and 529-B shares, for CMTA only, 0.90% of its average daily net assets attributable to Class B and 529-B shares, respectively; (iv) for Class C and 529-C shares for CMTA only, 1.00% of its average daily net assets attributable to Class C and 529-C shares, respectively; (v) for Class 529-E shares for Cash Management Trust only, up to 0.75% of its average daily net assets


                          Money Market Funds - Page 25
attributable to Class 529-E shares; and (vi) for Class F and 529-F shares for CMTA only, up to 0.50% of its average daily net assets attributable to Class F and 529-F shares, respectively.For Class A and 529-A shares, (i) up to 0.15% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers. For Class B and 529-B shares,
(i) 0.15% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under each fund's Class F and 529-F Plans for distribution-related expenses.


During the 2001 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                               12B-1 EXPENSES             12B-1 EXPENSES

--------------------------    ACCRUED AND PAID          ACCRUED AND UNPAID
                          ----------------------------------------------------
                              $4,473,000 CMTA             $410,000 CMTA
        CLASS A               $  385,000 CTRS             $ 36,000 CTRS
                              $  113,000 CTEX             $ 10,000 CTEX
------------------------------------------------------------------------------
        CLASS B               $  100,000 CMTA             $ 22,000 CMTA
------------------------------------------------------------------------------
        CLASS C               $   12,000 CMTA             $  6,000 CMTA
------------------------------------------------------------------------------
        CLASS F               $    3,000 CMTA             $      0 CMTA
------------------------------------------------------------------------------


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                          Money Market Funds - Page 26

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DAILY INCOME DIVIDENDS - A dividend from net investment income is declared each day on shares of each fund. This dividend is payable to everyone who was a shareholder at the close of business the previous day. Accordingly, when shares are purchased dividends begin to accrue on the day following receipt by the Transfer Agent of payment for the shares; when shares are redeemed, the shares are entitled to the dividend declared on the day the redemption request is received by the Transfer Agent. Dividends are automatically reinvested in shares of the same class, on the last business day of the month, at net asset value (without sales charge), unless a shareholder otherwise instructs the Transfer Agent in writing. Shareholders so requesting will be mailed checks in the amount of the accumulated dividends.


Under the penny-rounding method of pricing (see "Purchase of Shares"), each fund rounds its per share net asset value to the nearer cent to maintain a stable net asset value of $1.00 per share. Accordingly its share price ordinarily would not reflect realized or unrealized gains or losses unless such gains or losses were to cause the net asset value to deviate from $1.00 by one half-cent or more. Pursuant to Securities and Exchange Commission regulations, the Trustees have undertaken, as a particular responsibility within their overall duty of care owed to shareholders, to assure to the extent reasonably practicable that each fund's net asset value per share, rounded to the nearer cent, will not deviate from $1.00. Among the steps that could be taken to maintain the net asset value at $1.00 when realized or unrealized gains or losses approach one half-cent per share would be to reflect all or a portion of such gains or losses in the daily dividends declared. This would cause the amount of the daily dividends to fluctuate and to deviate from a fund's net investment income for those days, and could cause the dividend for a particular day to be negative. In that event a fund would offset any such amount against the dividends that had been accrued but not yet paid for that month. Alternatively, each fund has reserved the right to adjust its total number of shares outstanding, if deemed advisable by the Trustees, in order to maintain the net asset value of its shares at $1.00. This would be done either by regarding each shareholder as having contributed to the capital of the fund the number of full and fractional shares that proportionately represents the excess, thereby reducing the number of outstanding shares, or by declaring a stock dividend and increasing the number of outstanding shares. Each shareholder will be deemed to have agreed to such procedure by investing in a fund. Such action would not change a shareholder's pro rata share of net assets, but would reflect the increase or decrease in the value of the shareholder's holdings which resulted from the change in net asset value.


The funds do not ordinarily realize short- or long-term capital gains or losses on sales of securities. If a fund should realize gains or losses, it would distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. Although each fund generally maintains a stable net asset value of $1.00 per share, if the net asset value of shares of a fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would in effect be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. See also "Purchase of Shares" below.


STATE TAXES - Information relating to the percentage of CTEX's income derived from securities issued in a particular state is provided after year end.


                          Money Market Funds - Page 27

Since all of CTRS' dividends are expected to be attributable to income on U.S. Treasury securities, they are generally exempt from state personal income taxes. Also, some states do not have personal income taxes. CTRS believes that, as of the date of this publication, neither the District of Columbia nor any state imposes an income tax on dividends attributable to income on U.S. Treasury securities paid by the fund to individuals. However, other taxes may apply to dividends paid by CTRS to individual shareholders. Further, any distributions of capital gains may not be exempt from income taxes. Because tax laws vary from state to state and may change over time, you should consult your tax adviser or state tax authorities regarding the tax status of distributions from CTRS. Corporate shareholders may be subject to income tax or other types of tax on dividends they receive, even in those states that do not impose an income tax on distributions to individual shareholders of CTRS. Corporate shareholders should therefore seek advice from their tax adviser regarding the tax treatment of distributions from CTRS.

                    ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional federal, state and local tax considerations generally affecting CTEX and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of CTEX or its shareholders, and the discussion here and in the funds' prospectus is not intended as a substitute for careful tax planning. Investors should consult their own tax advisers for additional details as to their particular tax situations.


CTEX

GENERAL - CTEX is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of CTEX would generally not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., employer-sponsored plans and IRAs). Such retirement plans would not gain any benefit from the tax-exempt nature of CTEX's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.


In addition, CTEX may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders.


The percentage of total dividends paid by CTEX with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for CTEX to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of CTEX's assets must consist of tax-exempt securities. Not later than 60 days after the close of its taxable year, CTEX will notify each shareholder of the portion of the dividends paid by CTEX to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. Shareholders are required by the Code to report to the federal government all exempt-interest dividends received from the fund. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax


                          Money Market Funds - Page 28
under Section 103 of the Code received by CTEX during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.


Interest on indebtedness incurred by a shareholder to purchase or carry CTEX shares is not deductible for federal income tax purposes if CTEX distributes exempt-interest dividends during the shareholder's taxable year. Although CTEX normally maintains a constant net asset value of $1.00 per share, in the event a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, and is sold or exchanged at a loss, such loss will be disallowed to the extent of the amount of such exempt-interest dividend.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS.


                          Money Market Funds - Page 29

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made, has
                        a sales agreement with
                        American Funds
                        Distributors and is
                        authorized to sell a
                        CollegeAmerica account
                        in the case of 529
                        shares.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By Internet             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      establish the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company
                        a/c# 4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------



The funds and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are generally only available to fee-based programs of investment firms that have special agreements with the funds' distributor and certain registered investment advisers. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and money


                          Money Market Funds - Page 30
purchase pension and profit sharing plans. Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may only be purchased by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares of each fund are available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts. In addition, the state tax-exempt funds are only offered in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class C shares of other American Funds.


FUND NUMBERS - Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/ (see description below):

                                                                   FUND NUMBERS
                                                      ----------------------------------------
FUND                                                  CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . .     002       202       302        402
American Balanced Fund/(R)/ . . . . . . . . . . . .     011       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . . . . .     003       203       303        403
Capital Income Builder/(R)/ . . . . . . . . . . . .     012       212       312        412
Capital World Growth and Income Fund/SM/  . . . . .     033       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . . . . .     016       216       316        416
Fundamental Investors/SM/ . . . . . . . . . . . . .     010       210       310        410
The Growth Fund of America/(R)/ . . . . . . . . . .     005       205       305        405
The Income Fund of America/(R)/ . . . . . . . . . .     006       206       306        406
The Investment Company of America/(R)/  . . . . . .     004       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . . . . .     014       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . . . . .     007       207       307        407
New World Fund/SM/  . . . . . . . . . . . . . . . .     036       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . .     035       235       335        435
Washington Mutual Investors Fund/SM/  . . . . . . .     001       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . .     040       240       340        440
American High-Income Trust/SM/  . . . . . . . . . .     021       221       321        421
The Bond Fund of America/SM/  . . . . . . . . . . .     008       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . . . . .     031       231       331        431
Intermediate Bond Fund of America/SM/ . . . . . . .     023       223       323        423
Limited Term Tax-Exempt Bond Fund of America/SM/  .     043       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . . . . .     019       219       319        419
The Tax-Exempt Fund of California/(R)/* . . . . . .     020       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . .     024       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . .     025       225       325        425
U.S. Government Securities Fund/SM/ . . . . . . . .     022       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . .     009       209       309        409
The Tax-Exempt Money Fund of America/SM/  . . . . .     039       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ . . . .     049       N/A       N/A        N/A
___________
*Available only in certain states.



                          Money Market Funds - Page 31

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund/(R)/ . .    1011     1211     1311     1511      1411
American Mutual Fund/(R)/ . . .    1003     1203     1303     1503      1403
Capital Income Builder/(R)/ . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund/SM/  . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund/(R)/  .    1016     1216     1316     1516      1416
Fundamental Investors/SM/ . . .    1010     1210     1310     1510      1410
The Growth Fund of America/(R)/    1005     1205     1305     1505      1405
The Income Fund of America/(R)/    1006     1206     1306     1506      1406
The Investment Company of
America/(R)/. . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund/(R)/ . . .    1014     1214     1314     1514      1414
New Perspective Fund/(R)/ . . .    1007     1207     1307     1507      1407
New World Fund/SM/  . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund/(R)/  . . .    1035     1235     1335     1535      1435
Washington Mutual Investors
Fund/SM/  . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust/SM/     1021     1221     1321     1521      1421
The Bond Fund of America/SM/  .    1008     1208     1308     1508      1408
Capital World Bond Fund/(R)/  .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America/SM/ . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities
Fund/SM/. . . . . . . . . . . .    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America/(R)/. . . . . . . . . .    1009     1209     1309     1509      1409




                          Money Market Funds - Page 32

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20

 $1 million or more. . . . . . . .                none    none   (see below)
------------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC. 403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


                          Money Market Funds - Page 33

A transfer from the Virginia Prepaid Education Program or the Virginia Education Savings Trust to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(7) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration and Compliance Unit; and

(8) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A Shares" and "CDSC Waivers for Class B and C Shares" below.


                          Money Market Funds - Page 34

CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



   CONTINGENT DEFERRED SALES CHARGE ON
         SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 --------------------------------------------------------------------------
                    1                                   5.00%
                    2                                   4.00
                    3                                   4.00
                    4                                   3.00
                    5                                   2.00
                    6                                   1.00



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B and C shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F AND CLASS 529-E SALES CHARGE - Class F and 529-E shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
 Commissions on investments in Class A shares are paid at the following rates:
1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. Class 529-C shares will not convert to Class 529-F shares. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the


                          Money Market Funds - Page 35
automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III


                          Money Market Funds - Page 36
     variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     -individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below), or single-participant Keogh-type plan;

     -business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     -trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

     -endowments or foundations established and controlled by you or your immediate family; or

     -CollegeAmerica accounts. Accounts will be aggregated at the account owner level. Class 529-E accounts may only be aggregated with an eligible employer plan.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     -for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;


                          Money Market Funds - Page 37

     -made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     -for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     -for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     -for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A SHARES - Any CDSC on Class A shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).

(2) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.


                          Money Market Funds - Page 38

(3) Distributions from 403(b) plans or IRAs due to attainment of age 59-1/2, and required minimum distributions from retirement accounts upon the attainment of age 70-1/2. Such distributions may not exceed 12% of the value of the account annually.(4) Tax-free returns of excess contributions to IRAs.

(4) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

(5) For Class 529-A shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship.

CDSC WAIVERS FOR CLASS B AND C SHARES - Any CDSC on Class B and C shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans ("SWPs") (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% SWP limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2. Such distributions may not exceed 12% of the value of the account annually.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

(4) For Class 529-B and 529-C shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship.

CDSC waivers on Class A, B and C shares are allowed only in the cases listed above. For example, CDSC waivers will not be allowed for:

     -Redemptions of dividend and capital gain distributions, redemptions of appreciated shares, redemptions through SWPs, and required minimum distributions, to the extent in aggregate they exceed 12% of an account value; or

     -Redemptions of Class 529-B and 529-C shares due to: termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code;


                          Money Market Funds - Page 39
          proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the funds' current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: 1) Class A shares at net asset value; 2) Class A shares subject to the applicable initial sales charge; 3) Class B shares; 4) Class C shares; or 5) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the funds' current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class and described in the funds' current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.


                                PRICE OF SHARES

The price you pay for fund shares (normally $1.00) is the net asset value per share which is calculated once daily at the normal close of trading (currently approximately 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. Each fund may also calculate its share price on days the New York Stock Exchange is closed when deemed prudent to do so by the funds' officers. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


The valuation of each fund's portfolio securities and calculation of its net asset value are based upon the penny-rounding method of pricing pursuant to Securities and Exchange Commission regulations. Under the Securities and Exchange Commission regulations permitting the use of the penny-rounding method of pricing, each fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of 13 months or less only (25 months or less in the case of U.S. Government securities), and invest


                          Money Market Funds - Page 40
only in securities determined by the Board of Trustees to be of high quality with minimal credit risks.


1. All securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. The maturities of variable or floating rate instruments, with the right to resell them at an agreed-upon price to the issuer or dealer, are deemed to be the time remaining until the later of the next interest adjustment date or until they can be resold.

Other securities with more than 60 days remaining to maturity are valued at prices obtained from a pricing service selected by the Investment Adviser, except that, where such prices are not available or where the Investment Adviser has determined that such prices do not reflect current market value, they are valued at the mean between current bid and ask quotations obtained from one or more dealers in such securities.


Where market prices or market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees or a committee thereof. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of expense items; and

3. The net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share. The net asset value of each share will normally remain constant at $1.00.

In case of orders sent directly to a fund or American Funds Service Company, an investment dealer MUST be indicated. Any purchase order may be rejected by the Principal Underwriter or by the funds.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees.
 Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares may only be sold through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     -Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -   Requests must be signed by the registered shareholder(s).

     -   A signature guarantee is required if the redemption is:


                          Money Market Funds - Page 41

          -  Over $75,000;

          -Made payable to someone other than the registered shareholder(s);
           or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     -Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     -You must include with your written request any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     -Redemptions by telephone, fax or the Internet (including American
          FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     -Checks must be made payable to the registered shareholder(s).

     -Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     -You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     -You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


                          Money Market Funds - Page 42

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class B or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividend and capital gain distributions paid by the 529 share classes will automatically be reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution


                          Money Market Funds - Page 43
checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based programs of investment firms that have special agreements with the funds' distributor and certain registered investment advisers.


Exchanges from Class A, C or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfer to Minors Act custodial accounts, may result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Internet Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


                          Money Market Funds - Page 44

AUTOMATIC EXCHANGES - For all share classes, except the 529 classes of shares, you may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - For all share classes, except the 529 classes of shares, you may automatically withdraw shares from any of the funds in The American Funds Group. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you


                          Money Market Funds - Page 45
may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The funds' Declaration of Trust permit the funds to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.


CHECK WRITING -- When the checks you write are presented to The Chase Manhattan Bank for payment, the bank will instruct the Transfer Agent to withdraw the appropriate number of shares from your account (provided payment for the shares has been collected). The bank's rules and regulations governing such checking accounts include the right of the bank not to honor checks in amounts exceeding the value of the account at the time the check is presented for payment. Each month canceled checks will be returned to you. Generally, you pay no fee for this check writing service; however, reasonable service charges for "regular or frequent use" of this service may be assessed in the future. Besides being convenient, this procedure enables you to continue earning daily income dividends on your money until your checks actually clear.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the funds' portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to the Investment Adviser. The funds do not consider that they have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the funds, they are effected only when the Investment Adviser believes that to do so is in the interest of the funds. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The funds will not pay a mark-up for research in principal transactions.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolio, are held by JPMorgan Chase
Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S.


                          Money Market Funds - Page 46
securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the funds' shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $10,781,000, $753,000, and $184,000, by CMTA, CTRS and CTEX,
for Class A shares, respectively, and $20,000 for CMTA Class B shares for the 2001 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Avenue,
Los
Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the funds' independent accountants is reviewed and determined annually by the Board of Trustees.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The funds' fiscal year ends on September 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The funds' annual financial statements are audited by the funds' independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the funds. In an effort to reduce the volume of mail shareholders receive from the funds when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The funds, Capital Research and Management Company and its affiliated companies, including the funds' principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the funds may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts where each fund was organized and California where each fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held


                          Money Market Funds - Page 47
personally liable for the obligations of each fund and also provides for each fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.


Under the Declaration of Trust, the Trustees, officers, employees or agents of each fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


                   INVESTMENT RESULTS AND RELATED STATISTICS

Each fund may from time to time provide yield information (including CTEX tax-equivalent yield information) or comparisons of the fund's yield to various averages in advertisements or in reports furnished to current or prospective shareholders. Yield will be calculated on a seven-day, tax-equivalent and effective basis, as appropriate, pursuant to formulas prescribed by the Securities and Exchange Commission:


     Seven-day yield = (net change in account value x /365//\\7\\)

     Tax-equivalent yield = tax-exempt portion of seven-day yield/(1-stated income tax rate) + taxable portion of seven day yield

     Effective yield* = ([1 + (net change in account value) /1//\\7\\]/365/) - 1

     *The effective yield will assume a year's compounding of the seven-day yield.

CMTA Class A
------------

     The seven-day current and effective yields for the period ended March 31, 2002 are calculated as follows:

ASSUMPTIONS:

     Value of hypothetical pre-existing account with exactly one share at the beginning of the period: $1.0000000

     Value of same account* (excluding capital changes) at the end of the seven-day period ending March 31, 2002: $1.0002253

     *Value includes additional shares acquired with dividends paid on the original share.

CALCULATION:

          Ending account value:               $1.0002253

          Less beginning account value:  $1.0000000

          Net change in account value:    $0.0002253

     Seven-day yield  =  (0.0002253 X 365/7)            =  1.17%


                          Money Market Funds - Page 48

     Effective yield     =   ([1 + (0.0002253) /1//\\7\\]/365/) - 1  =  1.18%

CTRS
----

     The seven-day current and effective yields for the period ended March 31, 2002 are calculated as follows:

ASSUMPTIONS:


     Value of hypothetical pre-existing account with exactly one share at the beginning of the period: $1.0000000

     Value of same account* (excluding capital changes) at the end of the seven-day period ending March 31, 2002: $1.0002184

     *Value includes additional shares acquired with dividends paid on the original share.

CALCULATION:

          Ending account value:               $1.0002184

          Less beginning account value:  $1.0000000

          Net change in account value:    $0.0002184

     Seven-day yield  =  (0.0002184 X 365/7)            =   1.14%

     Effective yield      =  ([1 + (0.0002184)/1//\\7\\]/365/) - 1      =
       1.15%

CTEX
----

     The seven-day current, effective and tax-equivalent yields for the period ended March 31, 2002 are calculated as follows:

ASSUMPTIONS:


     Value of hypothetical pre-existing account with exactly one share at the beginning of the period: $1.0000000

     Value of same account* (excluding capital changes) at the end of the seven-day period ending March 31, 2002: $1.0001544

     *Value includes additional shares acquired with dividends paid on the original share.

CALCULATION:

          Ending account value:                     $1.0001544

          Less beginning account value:        $1.0000000


                          Money Market Funds - Page 49

          Net change in account value:          $0.0001544

          Tax-exempt portion of net change:  $0.0001544

          Taxable portion of net change:        $ -0-

     Seven-day yield                          =  ($0.0001544 X 365/7)
                    = 0.81%

     Seven-day tax equivalent yield   =  ($0.0001544 X 365/7/(1-0.386)) =  1.32%

     Effective yield                             =  [1 + ($0.0001544)
     1/7]/365/-1        =  0.81%

Each fund's investment results may also be calculated for longer periods in accordance with the following method: by subtracting (a) the net asset value of one share at the beginning of the period, from (b) the net asset value of all shares an investor would own at the end of the period for the share held at the beginning of the period (assuming reinvestment of all dividends and distributions) and dividing by (c) the net asset value per share at the beginning of the period. The resulting percentage indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and distributions and any changes in share price during the period. Based on the foregoing formula, the lifetime return of CMTA was 467.3% (for the period 11/3/76 through 3/31/02), the lifetime return of CTEX was 44.9% (for the period 10/24/89 through 3/31/02), and the lifetime return of CTRS was 56.0% (for the period 2/1/91 through 3/31/02).


Each fund's investment results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any yield figure should not be considered representative of what an investment in a fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing each fund's investment results with those published for other investment companies, other investment vehicles and averages. Investment results also should be considered relative to the risks associated with the investment objective and policies.


                          Money Market Funds - Page 50

                                    APPENDIX
                    Description of Commercial Paper Ratings

MOODY'S employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate
-------
commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


S&P ratings of commercial paper are graded into four categories ranging from "A"
---
for the highest quality obligations to "D" for the lowest.


A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 - Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


                          Money Market Funds - Page 51

"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S&P rates the long-term debt securities of various entities in categories
---
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


                          Money Market Funds - Page 52

AA
"An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."


                          Money Market Funds - Page 53

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."

                                  Note Ratings

STANDARD & POOR'S CORPORATION: "SP-1" and "SP-2" are the two highest note rating categories, and are described as follows:


"SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

"SP-2 Satisfactory capacity to pay principal and interest."

MOODY'S INVESTORS SERVICE, INC.: "MIG-1" and "MIG-2" are the two highest note rating categories, and are described as follows:


"MIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing."

"MIG 2: This designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."


                          Money Market Funds - Page 54

The Cash Management Trust of America
Investment Portfolio, September 30, 2001


                                                                                         Principal       Market
                                                                             Yield at       Amount        Value
                                                                          Acquisition        (000)        (000)

Certificates of Deposit  -  2.38%
ABN AMRO Bank NV
  October 2, 2001                                                                 3.53     $50,000      $50,000
Bayerische Hypo-und Vereinsbank AG
  October 2, 2001                                                                 3.58       20,000       20,000
Toronto-Dominion Bank
  October 2, 2001                                                                 3.51       25,000       25,000
  October 24, 2001                                                                2.52       75,000       75,000
Total certificates of deposit                                                                            170,000

Commercial Paper  - 65.84%
AB Spintab
  October 3, 2001                                                                 3.58       50,000       49,985
  October 11, 2001                                                                3.52       25,000       24,973
  November 20, 2001                                                               2.47       25,000       24,913
Abbey National North America
  October 24, 2001                                                                2.43       50,000       49,919
Abbott Laboratories (1)
  October 18, 2001                                                                3.46       50,000       49,914
AIG Funding Inc.
  October 18, 2001                                                                2.65       25,000       24,967
Alcoa Inc.
  October 12, 2001                                                                3.23       44,500       44,452
  October 19, 2001                                                                3.43       30,000       29,946
  November 6, 2001                                                                3.45       20,000       19,929
American Express Credit Corp.
  October 9, 2001                                                                 3.50       25,000       24,978
  October 10, 2001                                                                3.48       50,000       49,952
American Honda Finance Corp.
  October 10, 2001                                                                3.49       40,000       39,961
  October 11, 2001                                                                3.50       35,000       34,963
  October 31, 2001                                                                2.86       24,000       23,941
Archer Daniels Midland Co.(1)
  October 9, 2001                                                                 3.51       30,000       29,974
Asset Securitization Cooperative Corp.(1)
  October 18, 2001                                                                2.45       25,000       24,969
  October 23, 2001                                                                2.96       60,000       59,887
  November 7, 2001                                                                2.61       25,000       24,931
Bank of Nova Scotia
  October 10, 2001                                                                3.53       25,000       24,976
  November 26, 2001                                                               2.52       25,000       24,901
Bayer Corp.(1)
  October 9, 2001                                                                 3.52       25,000       24,978
BellSouth Corp.(1)
  October 5, 2001                                                                 3.55       30,000       29,985
  October 22, 2001                                                                2.98       75,000       74,864
  October 25, 2001                                                                3.44       20,000       19,952
  November 1, 2001                                                                2.66       25,000       24,937
BMW US Capital Corp.
  October 3, 2001                                                                 3.47       50,000       49,986
  November 26, 2001                                                               2.53       25,000       24,900
BNP Paribas Finance, Inc.
  November 5, 2001                                                                3.45       25,000       24,914
Bristol-Myers Squibb Co.(1)
  October 25, 2001                                                                2.63       25,000       24,951
Canadian Wheat Board
  November 5, 2001                                                                3.42       50,000       49,830
CBA (Delaware) Finance Inc.
  October 4, 2001                                                                 3.53       35,000       34,986
Chevron U.K. Investment PLC
  November 5, 2001                                                                3.45       20,000       19,931
Coca-Cola Co.
  October 9, 2001                                                                 3.44       50,000       49,957
Colgate-Palmolive Co. (1)
  October 15, 2001                                                                3.41       25,500       25,464
Corporate Asset Funding Co. Inc.(1)
  October 3, 2001                                                                 2.40       17,500       17,497
  October 24, 2001                                                                3.01       50,000       49,900
  October 26, 2001                                                                3.42       45,000       44,889
  November 1, 2001                                                                2.61       12,500       12,471
Diageo Capital PLC(1)
  October 4, 2001                                                                 3.53       25,000       24,990
  October 19, 2001                                                                3.43       25,000       24,955
E.I. du Pont de Nemours & Co.
  October 2, 2001                                                                 2.90       15,000       14,998
  October 5, 2001                                                                 3.00       50,000       49,979
  October 11, 2001                                                                2.75       60,000       59,950
E.W. Scripps Co.(1)
  October 2, 2001                                                                 3.57       20,000       19,996
Emerson Electric Co.(1)
  October 26, 2001                                                                2.51       50,000       49,910
Equilon Enterprises LLC
  October 16, 2001                                                                3.43       50,000       49,924
  October 18, 2001                                                                3.01       16,400       16,375
  October 22, 2001                                                                2.45       15,000       14,978
  October 23, 2001                                                                3.39        5,000        4,989
  November 2, 2001                                                                2.58       14,000       13,967
Estee Lauder Companies Inc.(1)
  October 5, 2001                                                                 3.00       13,300       13,294
  October 11, 2001                                                                3.49        5,500        5,494
  November 2, 2001                                                                3.43        6,200        6,181
Export Development Corp.
  October 15, 2001                                                                3.42       25,000       24,965
  October 25, 2001                                                                2.36       25,000       24,959
Exxon Imperial U.S. Inc.(1)
  October 10, 2001                                                                3.01       30,000       29,975
Gannett Co., Inc.(1)
  October 12, 2001                                                                3.44       50,000       49,943
  October 16, 2001                                                                2.45       75,000       74,918
Gaz de France
  October 5, 2001                                                                 3.51       25,000       24,988
General Electric Capital Corp.
  October 31, 2001                                                                3.46       50,000       49,852
  November 16, 2001                                                               2.41       75,000       74,765
Glaxo Wellcome PLC (1)
  November 2, 2001                                                                3.03       75,000       74,792
H.J. Heinz Finance Co.(1)
  October 9, 2001                                                                 2.65       20,167       20,154
  October 12, 2001                                                                2.96       50,000       49,951
Halifax PLC
  October 29, 2001                                                                2.51       50,000       49,899
Hershey Foods Corp.
  October 18, 2001                                                                2.35       25,000       24,971
Household Finance Corp.
  October 12, 2001                                                                3.48       40,000       39,954
  October 25, 2001                                                                3.47       35,000       34,916
  November 2, 2001                                                                2.91       50,000       49,867
IBM Credit Corp.
  October 2, 2001                                                                 3.47       50,000       49,990
International Lease Finance Corp.
  October 24, 2001                                                                3.43       30,000       29,932
  October 29, 2001                                                                3.43       40,000       39,890
John Hancock Capital Corp.(1)
  October 9, 2001                                                                 3.48       15,000       14,987
  November 26, 2001                                                               2.54       10,000        9,960
J.P. Morgan Chase & Co.
  October 11, 2001                                                                3.50       25,000       24,973
  October 16, 2001                                                                3.48       25,000       24,962
  October 23, 2001                                                                3.46       50,000       49,890
  October 25, 2001                                                                2.46       25,000       24,957
KfW International Finance Inc.
  October 4, 2001                                                                 3.57       25,000       24,990
Kimberly-Clark Worldwide Inc. (1)
  October 18, 2001                                                                3.01       20,000       19,970
Lloyds Bank PLC
  October 26, 2001                                                                3.44       75,000       74,815
Marsh USA Inc.(1)
  October 26, 2001                                                                3.42       25,000       24,939
Merck & Co., Inc.
  October 19, 2001                                                                3.38       25,000       24,956
  October 22, 2001                                                                2.89       50,000       49,912
  October 25, 2001                                                                3.44       50,000       49,881
Monsanto Co. (1)
  October 24, 2001                                                                2.89       30,000       29,942
Monte Rosa Capital Corp.(1)
  October 18, 2001                                                                2.99       39,000       38,942
  October 22, 2001                                                                2.61       20,000       19,968
  October 23, 2001                                                                2.49       25,000       24,960
  October 29, 2001                                                                2.76       41,000       40,909
Novartis Finance Corp. (1)
  October 9, 2001                                                                 3.43       25,000       24,979
Pfizer Inc. (1)
  October 12, 2001                                                                3.45       25,000       24,971
  November 26, 2001                                                               2.51       50,000       49,802
Preferred Receivables Funding Corp.(1)
  October 9, 2001                                                                 3.50       45,000       44,961
  October 15, 2001                                                                3.00       50,000       49,938
  October 19, 2001                                                                2.56       25,000       24,966
Private Export Funding Corp.(1)
  October 5, 2001                                                                 3.49       22,000       21,989
  October 11, 2001                                                                3.48       28,000       27,970
Procter & Gamble Co.
  October 4, 2001                                                                 3.45       50,000       49,981
  October 25, 2001                                                                2.46       50,000       49,915
Rio Tinto America, Inc.(1)
  October 12, 2001                                                                3.49       10,000        9,988
  November 2, 2001                                                                3.42       30,000       29,906
  November 21, 2001                                                               2.46       20,000       19,929
Royal Bank of Canada
  October 5, 2001                                                                 3.50       35,000       34,983
SBC Communications Inc.(1)
  October 11, 2001                                                                3.50       25,000       24,973
  November 20, 2001                                                               2.41       50,000       49,830
  November 26, 2001                                                               2.51       25,000       24,901
Societe Generale N.A. Inc.
  October 22, 2001                                                                2.43       50,000       49,926
Sony Capital Corp.(1)
  October 16, 2001                                                                3.49       30,000       29,954
  October 25, 2001                                                                2.96       25,000       24,949
Svenska Handelsbanken Inc.
  October 2, 2001                                                                 3.50       50,000       49,990
  October 9, 2001                                                                 3.52       25,000       24,978
Texaco Inc.
  October 10, 2001                                                                3.49       50,000       49,952
Textron Inc. (1)
  October 26, 2001                                                                2.54       25,000       24,954
Three Rivers Funding Corp.(1)
  October 1, 2001                                                                 3.54       20,000       19,998
  October 2, 2001                                                                 3.53       28,036       28,031
  October 4, 2001                                                                 3.51       50,000       49,981
  October 15, 2001                                                                2.96       25,000       24,969
Toyota Motor Credit Corp. (1)
  November 2, 2001                                                                2.86       50,000       49,869
Tribune Co.(1)
  October 12, 2001                                                                3.50       35,000       34,959
  October 26, 2001                                                                2.47       20,000       19,964
  October 29, 2001                                                                2.61       10,000        9,978
Triple-A One Funding Corp.(1)
  October 1, 2001                                                                 3.50       50,000       49,995
  October 4, 2001                                                                 3.01       25,000       24,992
  October 17, 2001                                                                3.51       50,000       49,917
UBS Finance (Delaware) Inc.
  October 16, 2001                                                                3.48       50,000       49,923
Unilever Capital Corp.(1)
  October 11, 2001                                                                3.03       25,000       24,977
  October 12, 2001                                                                3.41       25,000       24,972
United Parcel Service of America, Inc.
  October 12, 2001                                                                2.56       25,000       24,979
United Technologies Corp. (1)
  October 5, 2001                                                                 3.61       25,000       24,988
Verizon Network Funding Co.
  October 9, 2001                                                                 3.01       35,000       34,974
  October 10, 2001                                                                3.41       20,000       19,981
  October 22, 2001                                                                3.36       15,000       14,969
  November 7, 2001                                                                3.35       30,000       29,894
  November 27, 2001                                                               2.52       20,000       19,916
Wachovia Corp.
  October 5, 2001                                                                 3.45       25,000       24,988
Wells Fargo & Co.
  October 26, 2001                                                                2.90       50,000       49,896
  November 15, 2001                                                               2.39       50,000       49,848
Westpac Trust Securities NZ Ltd.
  October 10, 2001                                                                3.51       50,000       49,951
  November 27, 2001                                                               2.51       25,000       24,896
Total Commercial Paper                                                                                 4,699,887


Federal Agency Discount Notes  -  27.79%
Fannie Mae
  October 1, 2001                                                                 3.55      100,000       99,990
  October 2, 2001                                                                 3.55       50,000       49,990
  October 3, 2001                                                                 3.58       50,000       49,985
  October 4, 2001                                                                 3.53       50,000       49,980
  October 5, 2001                                                                 3.47       30,000       29,986
  November 1, 2001                                                                3.35       75,000       74,779
  November 2, 2001                                                                3.29       25,000       24,925
  November 8, 2001                                                                3.32       50,000       49,821
  November 9, 2001                                                                2.31      100,000       99,745
  November 15, 2001                                                               2.06       50,000       49,869
  November 21, 2001                                                               2.51       25,000       24,910
Federal Farm Credit Bank
  October 15, 2001                                                                3.31       20,000       19,973
  November 26, 2001                                                               2.46       20,000       19,920
Federal Home Loan Banks
  October 1, 2001                                                                 3.44       42,400       42,396
  October 3, 2001                                                                 3.58       50,000       49,985
  October 5, 2001                                                                 3.52       50,000       49,976
  October 12, 2001                                                                3.46       50,000       49,943
  October 17, 2001                                                                3.38       50,000       49,921
  October 19, 2001                                                                3.39       21,200       21,162
  October 26, 2001                                                                3.41       50,000       49,877
  October 31, 2001                                                                2.55       60,000       59,869
Freddie Mac
  October 2, 2001                                                                 3.47       50,000       49,990
  October 12, 2001                                                                2.70       50,000       49,955
  October 16, 2001                                                                3.40      100,000       99,850
  October 19, 2001                                                                2.30       50,000       49,939
  October 23, 2001                                                                3.43       97,700       97,487
  October 30, 2001                                                                3.39      150,000      149,579
  November 6, 2001                                                                3.12      125,000      124,580
  November 13, 2001                                                               2.49       38,100       37,985
  November 20, 2001                                                               2.55      108,000      107,611
Sallie Mae (2)
  November 15, 2001                                                               2.80       30,000       30,000
  December 20, 2001                                                               2.73       40,000       40,000
  January 17, 2002                                                                2.61       30,000       29,989
Tennessee Valley Authority
  October 11, 2001                                                                3.43       50,000       49,948
  October 26, 2001                                                                3.42       50,000       49,877
Total Federal Agency Discount Notes                                                                    1,983,792

U.S. Treasuries  -  1.40%
U.S. Treasury Bills
  October 4, 2001                                                                 3.52       50,000       49,981
  October 11, 2001                                                                3.40       50,000       49,949
Total U.S. Treasury Securities                                                                            99,930

Other  -  2.56%
International Bank for Reconstruction and Development
  October 16, 2001                                                                3.44       72,800       72,689
  October 19, 2001                                                                2.62       50,000       49,931
  November 20, 2001                                                               2.51       60,000       59,787
Total Other                                                                                              182,407



Total Investment Securities: (cost: $7,136,045,000)                                                    7,136,016
Excess of cash and receivables over payables                                                               2,244

NET ASSETS                                                                                            $7,138,260

(1) Restricted securities that can be resold only to institutional investors. In practice, these securities are as liquid as unrestricted securities in the portfolio.
(2) Coupon rate changes periodically; "yield at acquisition" reflects current coupon rate.

See Notes to Financial Statements

The Cash Management Trust of America
Financial statements

Statement of assets and liabilities
at September 30, 2001                                           (dollars in      thousands)
Assets:
 Investment securities at market
  (cost: $7,136,045)                                                             $7,136,016
 Cash                                                                                 1,882
 Receivables for -
  Sales of fund's shares                                             70,047
  Dividends and interest                                              1,445
  Other                                                                   4          71,496
                                                                                  7,209,394
Liabilities:
 Payables for -
  Repurchases of fund's shares                                       67,232
  Dividends on fund's shares                                            827
  Management services                                                 1,538
  Other expenses                                                      1,537          71,134
Net assets at September 30, 2001                                                 $7,138,260


 Shares of beneficial interest issued and outstanding -
  unlimited shares authorized
 Class A shares:
  Net assets                                                                     $7,075,224
  Shares outstanding                                                          7,075,250,923
  Net asset value per share                                                           $1.00
 Class B shares:
  Net assets                                                                        $46,295
  Shares outstanding                                                             46,295,699
  Net asset value per share                                                           $1.00
 Class C shares:
  Net assets                                                                        $13,336
  Shares outstanding                                                             13,336,386
  Net asset value per share                                                           $1.00
 Class F shares:
  Net assets                                                                         $3,405
  Shares outstanding                                                              3,405,746
  Net asset value per share                                                           $1.00




Statement of operations
for the year ended September 30, 2001                           (dollars in      thousands)
Investment income:
 Income:
  Interest                                                                         $311,920

 Expenses:
  Management services fee                                            17,312
  Distribution expenses - Class A                                     4,473
  Distribution expenses - Class B                                       100
  Distribution expenses - Class C                                        12
  Distribution expenses - Class F                                         3
  Transfer agent fee - Class A                                       10,781
  Transfer agent fee - Class B                                           20
  Administrative services fees - Class C                                  4
  Administrative services fees - Class F                                  3
  Reports to shareholders                                               216
  Registration statement and prospectus                                 675
  Postage, stationery and supplies                                    2,064
  Trustees' fees                                                         53
  Auditing and legal fees                                                53
  Custodian fee                                                         284
  Taxes other than federal income tax                                    76
  Other expenses                                                         70          36,199
Net investment income                                                               275,721

Unrealized appreciation on investments:
   Net unrealized appreciation on investments                                            21
 Net increase in net assets resulting
  from operations                                                                  $275,742









Statement of changes in net assets                              (dollars in      thousands)

                                                                       Year           ended
                                                             September 30,    September 30,
                                                                        2001            2000
Operations:
Net investment income                                              $275,721        $311,066
Net unrealized appreciation (depreciation)
 on investments                                                          21             (82)
 Net increase in net assets
  resulting from operations                                         275,742         310,984
Dividends paid to shareholders
Dividends from net investment income:
 Class A                                                           (275,386)       (310,985)
 Class B                                                               (337)            (10)
 Class C                                                                (26)              0
 Class F                                                                (43)              0
  Total dividends                                                  (275,792)       (310,995)

Capital share transactions:
Proceeds from shares sold                                        15,957,398      15,732,691
Proceeds from shares issued in reinvestment
 of net investment income dividends                                 255,470         285,391
Cost of shares repurchased                                      (14,492,556)    (16,463,123)
 Net increase (decrease) in net assets resulting
  from capital share transactions                                 1,720,312        (445,041)
Total increase (decrease) in net assets                           1,720,262        (445,052)

Net assets:
Beginning of year                                                 5,417,998       5,863,050
End of year
                                                                 $7,138,260      $5,417,998


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Cash Management Trust of America(the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in high-quality short-term money market instruments.

The fund offers four classes of shares as described below:

 Class A shares are sold without an initial sales charge.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

NET ASSET VALUE - The fund uses the penny-rounding method of valuing its shares, in accordance with Securities and Exchange Commission ("SEC") rules. This method permits the fund to maintain a constant net asset value of $1.00 per share, provided the market value of the fund's shares does not deviate from $1.00 by more than one-half of 1% and the fund complies with other restrictions set forth in the SEC rules.

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Interest income is recognized on an accrual baSIS. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned by the fund.

As of September 30, 2001, the cost of investment securities for book and federal income tax reporting purposes was $7,136,045,000. Net unrealized depreciation on investments aggregated $29,000, all of which related to depreciated securities.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

The fee of $17,312,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Trustees of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.320% per annum of the first $1 billion of net assets decreasing to 0.270% of such assets in excess of $2 billion. For the year ended September 30, 2001, the management services fee was equivalent to an annualized rate of 0.281% of average net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Trustees. The plans provide for annual expenses, based on average daily net assets, of up to 0.15% for Class A shares, 0.90% for Class B shares, 1.00% for Class C shares, and up to 0.50% for Class F shares.

All share classes may use a portion (0.15% for Class A and Class B shares and 0.25% for Class C and Class F shares) of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - There are no additional approved categories of expense for Class A shares. For the year ended September 30, 2001, aggregate distribution expenses were $4,473,000, or 0.073% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.15%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended September 30, 2001, aggregate distribution expenses were $100,000, or 0.90% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Trustees has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended September 30, 2001, aggregate distribution expenses were $12,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Trustees has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended September 30, 2001, aggregate distribution expenses were $3,000, or 0.25% of average daily net assets attributable to Class F shares.

As of September 30, 2001, aggregate distribution expenses payable to AFD for all share classes were $438,000.

TRANSFER AGENT FEE - A fee of $10,801,000 was incurred during the year ended September 30, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of September 30, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $958,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended September 30, 2001, total fees under the agreement were $7,000. As of September 30, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $2,000.

DEFERRED TRUSTEES' FEES - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of September 30, 2001, the cumulative amount of these liabilities was $8,000. Trustees' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND TRUSTEES - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, including maturities,of $54,063,920,000 and $52,620,477,000, respectively, during the year ended September 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended September 30, 2001, the custodian fee of $284,000 includes $10,000 that was paid by these credits rather than in cash.

As of September 30, 2001, net assets consisted of the following:

                                                                        (dollars in thousands)
Capital paid in on shares of beneficial interest                                    $7,138,289
Net unrealized depreciation                                                                (29)
Net assets                                                                          $7,138,260

                                                       Year ended                             Year ended
                                                    September 30,                          September 30,
                                                              2001                                   2000
                                                     Amount (000)                Shares     Amount (000)                Shares
Class A Shares:
  Sold                                                $15,815,836        15,815,836,185      $15,730,750        15,730,750,102
  Reinvestment of dividends                               255,149           255,149,335          285,383           285,383,370
  Repurchased                                         (14,412,914)      (14,412,914,174)     (16,461,971)      (16,461,971,145)
   Net increase (decrease) in Class A                   1,658,071         1,658,071,346         (445,838)         (445,837,673)
Class B Shares: (1)
  Sold                                                     70,259            70,258,666            1,941             1,940,764
  Reinvestment of dividends                                   297               296,913                8                 8,464
  Repurchased                                             (25,057)          (25,056,871)          (1,152)           (1,152,237)
   Net increase in Class B                                 45,499            45,498,708              797               796,991
Class C Shares: (2)
  Sold                                                     28,020            28,020,481              -                     -
  Reinvestment of dividends                                    21                20,561              -                     -
  Repurchased                                             (14,705)          (14,704,656)             -                     -
   Net increase in Class C                                 13,336            13,336,386              -                     -
Class F Shares: (2)
  Sold                                                     43,283            43,282,937              -                     -
  Reinvestment of dividends                                     3                 3,031              -                     -
  Repurchased                                             (39,880)          (39,880,222)             -                     -
   Net increase in Class F                                  3,406             3,405,746              -                     -
Total net increase (decrease) in fund                 $ 1,720,312         1,720,312,186      $  (445,041)         (445,040,682)

(1) Class B shares were not offered
 before March 15, 2000.
(2) Class C and Class F shares were
 not offered before March 15, 2001.

Per-share data and ratios

                                                                      Class A
                                                                   Year ended
                                                                September 30,
                                                                          2001             2000     1999
Net asset value, beginning of year                                      $1.00            $1.00    $1.00

 Income from investment operations :
  Net investment income                                             .045 (1)         .055 (1)      .045
 Less distributions :
  Dividends from net investment income                                  (.045)           (.055)   (.045)

Net asset value, end of year                                            $1.00            $1.00    $1.00
Total return (2)                                                         4.63%            5.66%    4.59%
Ratios/supplemental data:
 Net assets, end of year (in millions)                                 $7,075           $5,417   $5,863
 Ratio of expenses to average net assets                                  .59%             .61%     .58%
 Ratio of net income to average net assets                               4.48%            5.53%    4.52%

                                                                   Year ended
                                                                September 30,
                                                                          1998             1997
Net asset value, beginning of year                                      $1.00            $1.00

 Income from investment operations :
  Net investment income                                                  .050             .049
 Less distributions :
  Dividends from net investment income                                  (.050)           (.049)

Net asset value, end of year                                            $1.00            $1.00
Total return (2)                                                         5.15%            5.03%
Ratios/supplemental data:
 Net assets, end of year (in millions)                                 $4,604           $3,527
 Ratio of expenses to average net assets                                  .58%             .57%
 Ratio of net income to average net assets                               5.02%            4.93%

                                                                      Class B

                                                                   Year ended      March 15 to
                                                               September 30,     September 30,
                                                                         2001         2000 (3)
Net asset value, beginning of period                                    $1.00            $1.00
 Income from investment operations :
  Net investment income (1)                                              .037             .027
 Less distributions :
  Dividends from net investment income                                  (.037)           (.027)
Net asset value, end of period                                          $1.00            $1.00
Total return (2)                                                         3.75%            2.73%
Ratios/supplemental data:
 Net assets, end of period (in millions)                                  $46               $1
 Ratio of expenses to average net assets                                 1.41%       1.43% ($)
 Ratio of net income to average net assets                               3.01%       5.21% (4)

                                                                      Class C          Class F

                                                                  March 15 to      March 15 to
                                                                September 30,    September 30,
                                                                     2001 (3)         2001 (3)
Net asset value, beginning of period                                    $1.00            $1.00
 Income from investment operations :
  Net investment income (1)                                              .014             .017
 Less distributions :
  Dividends from net investment income                                  (.014)           (.017)
Net asset value, end of period                                          $1.00            $1.00
Total return (2)                                                         1.40%            1.71%
Ratios/supplemental data:
 Net assets, end of period (in millions)                                  $13               $4
 Ratio of expenses to average net assets                            1.55% (4)              .80%
 Ratio of net income to average net assets                          2.05% (4)             3.09%


1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
4) Annualized.

CLASS B, CLASS C AND CLASS F
Average annual compound returns for periods
 ended September 30, 2001:
                                                                 One     Life of
                                                                Year       Class
CLASS B SHARES
Reflecting applicable contingent deferred
sales charge (CDSC), maximum of 5%, payable
only if shares are sold within six years
of purchase                                                   -1.26%   +1.66%(1)
Not reflecting CDSC                                           +3.75%   +4.21%(1)

CLASS C SHARES
Reflecting applicable CDSC, maximum of 1%,
payable only if shares are sold within
one year of purchase                                               -   +0.40%(2)
Not reflecting CDSC                                                -   +1.40%(2)

CLASS F SHARES
Not reflecting annual asset-based fee                              -   +1.71%(2)
charged by sponsoring firm

(1) From March 15, 2000, when Class B shares first became available.
(2) From March 15, 2001 when Class C and Class
F shares first became available.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The Cash Management Trust of America, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Cash Management Trust of America (the "Fund") at September 30, 2001, the results of its operations, the changes in its net assets and the per-share data and ratios for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
October 31, 2001


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, none of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


The Tax-Exempt Money Fund of America
Investment Portfolio, September 30, 2001



                                                                                        Principal    Market
                                                                             Yield at      Amount     Value
Municipal Securities                                                      Acquisition       (000)     (000)
Alabama  -  1.20%
Public School and College Authority, Capital                                      2.92       2,815     2,837
 Improvement Pool Bonds, Series 2001-A, 4.50% 2/1/02
The Industrial Development Board of the City of
 Phenix City, Environmental Improvement Revenue Bonds
 (Mead Coated Board Project), Series 1988, AMT,                                   2.25       1,000     1,000
 TECP, 2.25% 10/16/01


Alaska  -  2.82%
City of Valdez Marine Terminal Revenue Refunding Bonds
 (ARCO Transportation Alaska, Inc. Project),
 Series 1994A, TECP:
  2.25% 10/3/01                                                                   2.25       4,000     4,000
  2.45% 10/5/01                                                                   2.45       1,000     1,000
  2.20% 10/15/01                                                                  2.20       2,000     2,000
  2.45% 10/18/01                                                                  2.45       2,000     2,000


Arizona  -  5.65%
Salt River Project Agricultural Improvement and
 Power District, Promissory Notes, TECP:
 Series A:
  2.45% 10/3/01                                                                   2.45       1,500     1,500
  2.45% 10/9/01                                                                   2.45       2,300     2,300
  2.20% 10/12/01                                                                  2.20       2,450     2,450
  2.35% 10/12/01                                                                  2.35       1,750     1,750
  2.45% 10/17/01                                                                  2.45       1,000     1,000
 Series B:
  2.45% 10/4/01                                                                   2.45       1,000     1,000
  2.45% 10/16/01                                                                  2.45       4,000     4,000
Industrial Development Authority of the City of
 Phoenix, Multifamily Housing Revenue Refunding
 Bonds (Del Mar Terrace Apts Project), Series 1999A,                              2.25       4,000     4,000
 FHLMC Secured, 2.25% 10/1/29*

Colorado  -  0.63%
City of Colorado Springs, Sales and Use Tax Revenue                               2.98       2,000     2,007
 Bonds, Series 1999, 4.25% 12/1/01


Delaware  -  0.63%
Economic Development Authority, Industrial
 Development Revenue Bonds (Delaware Clean Power
 Project), Series 1997D, AMT, 2.45% 8/1/29*                                       2.45       2,000     2,000


District of Columbia  -  7.40%
Multimodal Revenue Bonds (American National Red
 Cross Issue), Series 2000, TECP:
 2.45% 10/2/01                                                                    2.45       5,000     5,000
 2.40% 10/3/01                                                                    2.40       3,600     3,600
 2.45% 10/5/01                                                                    2.45       1,000     1,000
 2.45% 10/22/01                                                                   2.45       3,000     3,000
 2.35% 12/4/01                                                                    2.35       1,000     1,000
Revenue Bonds (National Academy of Sciences Project),
 Series 1999 B, AMBAC Insured, TECP:
 2.50% 10/10/01                                                                   2.50       1,000     1,000
 2.25% 10/24/01                                                                   2.25       2,500     2,500
 2.35% 10/30/01                                                                   2.35       2,000     2,000
 2.35% 11/21/01                                                                   2.35       2,500     2,500
 2.05% 12/6/01                                                                    2.05       2,000     2,000


Florida  -  2.20%
Florida Gas Utility, Gas Project No. 1 Revenue Bonds,                             2.36       2,000     2,010
 Series 1998, FSA Insured, 5.00% 12/1/01
Dade County:
 Seaport General Obligation Bonds, Series 1992,                                   3.22       1,000     1,010
 6.25% 10/1/21(Prerefunded 10/1/01)
 Aviation Revenue Refunding Bonds, Series 1996C,                                  2.79       1,000     1,000
 MBIA Insured, 5.00% 10/1/01
Orange County, Tourist Development Tax Revenue                                    3.25       1,000     1,000
 Bonds, Series 2000, AMBAC Insured, 5.25% 10/1/01
Reedy Creek Improvement District (Located in Orange
 and Osceola Counties), Utilities Revenue Bonds,
 Series 1991-1, MBIA Insured, 6.50% 10/1/16                                       2.62       1,000     1,010
 (Prerefunded 10/1/01)
City of South Miami Health Facilities Authority,
 Hospital Revenue Refunding Bonds, Series 1995
 (Baptist Health Systems Obligated Group), MBIA                                   2.74       1,000     1,000
 Insured, 4.40% 10/1/01


Georgia  -  1.46%
General Obligation Bonds, Series 1995B, 7.20% 3/1/02                              2.72       4,550     4,646


Illinois  -  1.25%
School District Number 130 Cook County (Blue Island),
 General Obligation Refunding Bonds,
 Series 2001 A, FSA Insured, 4.25% 12/1/01                                        2.08       1,000     1,004
Chicago O'Hare International Airport, Series A, ATM,                              2.30       3,000     3,000
 TECP, 2.30% 11/19/01


Indiana  -  1.66%
Health Facility Financing Authority, Variable Rate
 Demand Revenue Bonds (Community Mental Health and
 Rehabilitation Facilities Designated Pool Program),                              2.30       3,300     3,300
 Series 1990, 2.30% 11/1/20*
County of Gibson, Pollution Control Revenue Bonds
 (Toyota Motor Manufacturing Project),
 Series 2000A, AMT, 2.30% 1/1/30*                                                 2.30       2,000     2,000


Kentucky  -  1.91%
Asset/Liability Commission, General Fund Tax and
 Revenue Anticipation Notes, 2001 Series A,
 4.00% 6/26/02                                                                    2.53       6,000     6,079


Louisiana  -  0.41%
Parish of Plaquemines, Environmental Revenue
 Refunding Bonds (BP Exploration & Oil Inc.
 Project-The British Petroleum Co. p.l.c.,                                        2.75       1,300     1,300
 Guarantor),Series 1995, AMT, 2.75% 5/1/25*


Maryland  -  3.84%
Health and Higher Education Facilities Authority,
 Pooled Loan Program Revenue Notes
 (The John Hopkins Hospital):
 Series A, TECP:
  2.00% 11/2/01                                                                   2.00       4,308     4,308
  2.35% 12/3/01                                                                   2.35       3,921     3,923
 Series C, 2.45% 10/11/01                                                         2.45       4,000     4,000


Massachusetts  -  0.97%
General Obligations Bonds, Consolidated Loan of                                   2.64       2,000     2,079
 1992, Series B, 6.50% 6/1/13 (Prerefunded 6/1/02)
General Obligations Refunding Bonds, 1996 Series A,                               2.58       1,000     1,003
 5.50% 11/1/01


Michigan  -  3.04%
State Building Authority, 1998 Revenue Refunding                                  3.00       3,180     3,183
 Bonds (Facilities Program), Series I, 4.50% 10/15/01
City of Detroit, Michigan, Sewage Disposal System
 Revenue Refunding Bonds, Series 1998-A,
 MBIA Insured, 2.25% 7/1/23*                                                      2.25       2,500     2,500
Regents of the University of Michigan, Series C, TECP:
 2.30% 10/15/01                                                                   2.30       2,000     2,000
 2.30% 10/17/01                                                                   2.30       2,000     2,000


Minnesota  -  4.08%
City of Rochester, Health Care Facilities Revenue
 Bonds (Mayo Foundation/Mayo Medical Center),
 Adjustable Tender, TECP:
  Series 1992A, 2.30% 10/22/01                                                    2.30       1,900     1,900
  Series 1992B, 2.30% 11/13/01                                                    2.30       1,000     1,000
   Series 2000A, 2.50% 10/3/01                                                    2.50       4,500     4,500
   Series 2000C, 2.20% 11/5/01                                                    2.20       5,600     5,600


Missouri  -  0.50%
Health and Educational Facilities Authority,
 Health Facilities Adjustable Demand Revenue Bonds
 (Barnes Hospital Project), Series 1985 B,                                        2.20       1,000     1,000
 2.20% 12/1/15*
Higher Education Loan Authority (A Public
 Instrumentality and Body Corporate and Politic
  of the State of Missouri), Adjustable Rate Demand                               2.35         600       600
 Student Loan Revenue Bonds, Series 1990B,
 AMT, 2.35% 6/1/20*


Nevada  -  1.06%
Clark County Sanitation District, General
 Obligation (Limited Tax) Sanitary Sewer Bonds
 (Additionally Secured by Pledged Revenues),                                      2.43       1,310     1,369
 Series 1992A, 6.75% 7/1/10 (Prerefunded 7/1/02)
Las Vegas Valley Water District, General Obligation                               2.05       2,000     2,000
 (Limited Tax) Water, Series A, TECP, 2.05% 12/12/01


New Jersey  -  3.07%
General Obligation State Various Purpose Bonds,                                   2.14       4,065     4,173
 5.50% 7/15/02
General Obligation Bond, Tax and Revenue Anticipation                             2.30       5,600     5,600
 Notes, Series Fiscal 1999A, TECP, 2.30% 11/8/01


New Mexico  -  2.22%
Capital Projects General Obligation Bonds,                                        2.66       1,000     1,010
 Series 2001, 4.50% 3/1/02
State Highway Commission, Senior Subordinate Lien
 Tax Revenue Highway Bonds,
 Series 2000A, 5.50% 6/15/02                                                      2.22       1,960     2,007
Tax and Revenue Anticipation Notes, Series                                        2.59       4,000     4,053
 2000-2001, 4.00% 6/28/02


North Carolina  -  1.37%
Educational Facilities Finance Agency Revenue
 Bonds (Duke University Project), Series 1992A,
 2.45% 6/1/27*                                                                    2.45       2,800     2,800
City of Charlotte, General Obligation Water
 and Sewer Bonds, Series 1992,
 6.20% 6/1/17 (Prerefunded 6/1/02)                                                2.31       1,500     1,571


Ohio  -  5.34%
County of Cuyahoga, Hospital Revenue Bonds (The                                   2.20       1,325     1,325
 Cleveland Clinic Foundation), Series 1996A,
 2.20% 1/1/26*
County of Hamilton, Hospital Revenue Bonds                                        2.20       2,000     2,000
 (Bethesda Hospital, Inc.), Series 1995,
 2.20% 2/15/24*
Ohio State University, Revenue Bonds,
 Series 2000C, TECP:
 2.35% 10/2/01                                                                    2.35       2,000     2,000
 2.35% 10/2/01                                                                    2.35       1,200     1,200
 2.30% 10/3/01                                                                    2.30       4,000     4,000
 2.35% 10/3/01                                                                    2.35       2,000     2,000
 2.30% 10/10/01                                                                   2.30       4,500     4,500


Oregon  -  2.95%
Health, Educational and Housing Facility,
 Series 2001A, TECP:
 2.30% 11/6/01                                                                    2.30       5,000     5,000
 2.25% 11/7/01                                                                    2.25       4,400     4,400


Pennsylvania  -  1.62%
General Obligation Bonds:
 Third Series A and B of 1991, 5.90% 11/15/01                                     2.12       1,000     1,005
 First Series of 1999, MBIA Insured, 5.00% 6/1/02                                 2.55       1,000     1,019
Intergovernmental Cooperation Authority, Special
 Tax Revenue Bonds (City of Philadelphia Funding
 Program), Series of 1992, FGIC Insured, 6.00%                                    2.16       2,055     2,112
 6/15/02 (Escrowed to maturity)
City of Philadelphia, Water and Wastewater Revenue
 Bonds, CTFS Eligible, Series 1993, FSA Insured,
 5.00% 6/15/02                                                                    2.60       1,000     1,020


South Carolina  -  4.33%
Public Service Authority (Santee Cooper
 Hydroelectric Project), Series 1983, TECP:
 2.35% 10/2/01                                                                    2.35       4,000     4,000
 2.40% 10/4/01                                                                    2.40       1,000     1,000
 2.45% 10/4/01                                                                    2.45       1,800     1,800
 2.40% 10/18/01                                                                   2.40       1,000     1,000
 2.45% 10/18/01                                                                   2.45       1,000     1,000
 2.30% 10/23/01                                                                   2.30       2,500     2,500
 2.30% 10/23/01                                                                   2.30       2,500     2,500


Tennessee  -  3.61%
General Obligation Bond Anticipation Notes,                                       2.40       6,000     6,000
 Series A, TECP, 2.40% 10/5/01
Health, Educational and Housing Facility Board
 of the County of Shelby, Revenue Bonds
 (Baptist Memorial Hospital Project), Series
 2000, TECP:
  2.50% 10/10/01                                                                  2.50       1,500     1,500
  2.30% 11/20/01                                                                  2.30       2,000     2,000
  2.35% 11/23/01                                                                  2.35       2,000     2,000


Texas  -  21.14%
Texas Public Finance Authority, TECP:
 Series 1993A:
  2.30% 10/9/01                                                                   2.30       6,500     6,500
  2.40% 10/9/01                                                                   2.40       2,000     2,000
 Series 1996B:
  2.45% 10/10/01                                                                  2.45       1,000     1,000
  2.45% 10/16/01                                                                  2.45       4,000     4,000
City of Austin, Utility System Revenue Bonds,                                     2.63       3,000     3,020
 7.30% 5/15/17 (Prerefunded 11/15/01)
Brazos Higher Education Authority, Inc., Student
 Loan Revenue Bonds, Series 1993 B-1,
 AMT, 2.40% 6/1/23*                                                               2.40       1,000     1,000
Brazos River Harbor Navigation District of Brazoria
 County, Texas Environmental Facilities Revenue Bonds
 (Merey Sweeny, L.P. Project), Series 2001B,                                      2.80       1,700     1,700
 AMT, 2.80% 4/1/21*
Canadian River Municipal Water Authority,
 Contract Revenue and Refunding Bonds, Series 1999
 (Conjunctive Use Groundwater Supply Project),                                    2.92       1,000     1,008
 MBIA Insured, 4.30% 2/15/02
Gulf Coast Waste Disposal Authority, Pollution
 Control Revenue Refunding Bonds (Exxon Mobil
  Project),Series 2001B, AMT, 2.75% 6/1/25*                                       2.75       1,000     1,000
Harris County General Obligation Notes, TECP:
 Series A, 2.40% 10/19/01                                                         2.40       1,500     1,500
 Series C, 2.30% 10/1/01                                                          2.30       1,500     1,500
 Series D:
  2.45% 10/10/01                                                                  2.45       4,000     4,000
  2.45% 10/19/01                                                                  2.45       3,150     3,150
 Series D-1, 2.40% 10/11/01                                                       2.40       3,000     3,000
Harris County Flood Control District, Improvement                                 3.15       1,000     1,000
 and Refunding Bonds, Series 1993, 5.60% 10/1/01
City of Houston:
General Obligation Bond, Public Improvement                                       2.62       1,000     1,012
 Refunding, Series 1998A, 5.00% 3/1/02
General Obligation Commercial Paper Notes,                                        2.05       2,000     2,000
 Series C, TECP, 2.05% 12/5/01
City of Midlothian Industrial Development Corp.,
 Variable Rate Demand Pollution Control Revenue
 Bonds (Box-Crow Cement Company Project),                                         2.25       4,300     4,300
 2.25% 12/1/09*
South Texas Higher Education Authority, Inc.,
 Student Loan Revenue Bonds, Series 1999,
 AMT, MBIA Insured:
 2.40% 12/1/27*                                                                   2.40       6,200     6,200
 2.40% 12/1/29*                                                                   2.40       8,000     8,000
Board of Regents of the University of Texas
 System, Permanent University Flexible Rate
 Notes, Series A, TECP:
 2.45% 10/18/01                                                                   2.45       2,000     2,000
 2.45% 10/18/01                                                                   2.45       2,500     2,500
 2.45% 10/19/01                                                                   2.45       3,000     3,000
 2.45% 10/22/01                                                                   2.45       3,000     3,000


Utah  -  4.20%
Intermountain Power Agency, Power Supply Revenue
 Bonds, 1985 Series F, AMBAC Insured, TECP:
 2.45% 10/1/01                                                                    2.45       3,000     3,000
 2.20% 10/5/01                                                                    2.20       1,000     1,000
 2.55% 10/5/01                                                                    2.55       1,500     1,500
 2.45% 10/17/01                                                                   2.45       2,400     2,400
 2.45% 10/17/01                                                                   2.45       2,000     2,000
 2.45% 10/23/01                                                                   2.45       3,500     3,500


Virginia  -  0.88%
Metropolitan Washington Airports Authority, Flexible                              2.35       2,800     2,800
 Term PFC Revenue Notes, AMT, TECP, 2.35% 10/25/01


Washington  -  2.54%
Public Power Supply System, Project No. 1 Refunding                               2.20       2,180     2,180
 Electric Revenue Bonds, Series 1993-1A,
 2.20% 7/1/17*
Industrial Development Corp. of The Port of
 Anacortes, Variable Rate Refunding Revenue Bonds
 (Texaco Project), Series 1985, TECP, 2.35% 11/7/01                               2.35       2,000     2,000
Port of Seattle:
 General Obligation Bonds, Series 1985, 2.28% 1/1/05*                             2.28       1,900     1,900
 Subordinate Lien Revenue Notes, Series 2001B-1,
 AMT, TECP:
  2.30% 10/9/01                                                                   2.30         860       860
  2.45% 10/9/01                                                                   2.45       1,165     1,165


West Virginia  -  2.04%
The County Commission of Marion County, Solid Waste
 Disposal Facility Revenue Bonds,
 1990 Series A (Grant Town Cogeneration Project),                                 2.35       1,500     1,500
 AMT, 2.35% 10/1/17*
The County Commission of Putnam County, Solid Waste
 Disposal Revenue Bonds
 (Toyota Motor Manufacturing Project), 2000                                       2.30       5,000     5,000
 Series A, AMT, 2.30% 4/1/30*


Wisconsin  -  4.13%
General Obligation Bonds, TECP:
 Series 1997B, 2.55% 10/4/01                                                      2.55       2,000     2,000
 Series 1998A:
  2.55% 10/4/01                                                                   2.55         900       900
  2.45% 10/5/01                                                                   2.45       1,000     1,000
  2.45% 10/11/01                                                                  2.45       4,474     4,474
Housing and Economic Develoment Authority, Housing                                2.89       3,770     3,779
 Revenue Bonds, Series 1993C, 4.90% 11/1/01
City of Milwaukee, Milwaukee County, General                                      2.22       1,000     1,013
 Obligation Refunding Bonds, Series of 1996,
 6.00% 2/1/02


Wyoming  -  1.74%
General Fund Tax and Revenue Anticipation Notes,                                  2.52       5,500     5,553
 Series 2001A, 3.50% 6/27/02



TOTAL INVESTMENT SECURITIES (cost: $324,708,000)                                                     324,777


Excess of payables over cash and receivables                                                           6,033

NET ASSETS                                                                                          $318,744

*Coupon rate may change periodically.

Key to Abbreviations
AMT = Alternative Minimum Tax
TECP = Tax-Exempt Commercial Paper

See Notes to Financial Statements

The Tax-Exempt Money Fund of America
Financial statements

Statement of assets and liabilities
at September 30, 2001                                                         (dollars in       thousands)
Assets:
 Investment securities at market.
  (cost: $324,708)                                                                                $324,777
 Cash                                                                                                5,518
 Receivables for -
  Sales of investments                                                             $2,000
  Sales of fund's shares                                                              836
  Interest                                                                          1,714            4,550
                                                                                                   334,845
Liabilities:
 Payables for -
  Purchases of investments                                                         14,410
  Repurchases of fund's shares                                                      1,525
  Dividends on fund's shares                                                           27
  Management services                                                                  99
  Other expenses                                                                       40           16,101
Net assets at September 30, 2001                                                                  $318,744

 Shares of beneficial interest issued and outstanding -
  unlimited shares authorized
  Shares outstanding                                                                           318,766,479
  Net asset value per share                                                                          $1.00



Statement of operations
for the year ended September 30, 2001                                         (dollars in       thousands)
Investment income:
 Income:
  Interest                                                                                         $10,338

 Expenses:
  Management services fee                                                          $1,169
  Distribution expenses                                                               113
  Transfer agent fee                                                                  184
  Reports to shareholders                                                               5
  Registration statement and prospectus                                                35
  Postage, stationery and supplies                                                     31
  Trustees' fees                                                                       20
  Auditing and legal fees                                                              18
  Custodian fee                                                                        22
  Taxes other than federal income tax                                                   2            1,599
 Net investment income                                                                               8,739


Unrealized Appreciation Investments:
 Net unrealized appreciation on investments                                                             94
Net increase in net assets resulting
 from operations                                                                                    $8,833




Statement of changes in net assets                                            (dollars in       thousands)

                                                                               Year ended
                                                                            September 30,
                                                                                      2001             2000
Operations:
 Net investment income                                                             $8,739           $8,866
 Net unrealized appreciation (depreciation)
  on investments                                                                       94              (11)
  Net increase in net assets
   resulting from operations                                                        8,833            8,855
Dividends paid to shareholders                                                     (8,760)          (8,875)

Capital share transactions:
 Proceeds from shares sold: 505,303,633 and 516,723,462
  shares, respectively                                                            505,304          516,723
 Proceeds from shares issued in reinvestment
  of net investment income dividends:
  8,085,193 and 8,238,698 shares, respectively                                      8,085            8,239
 Cost of shares repurchased: 470,220,156
  and 504,879,768 shares, respectively                                           (470,220)        (504,880)
  Net increase in net assets resulting
   from capital share transactions                                                 43,169           20,082
Total increase in net assets                                                       43,242           20,062
Net assets:
 Beginning of year                                                                275,502          255,440
 End of year                                                                     $318,744         $275,502



See notes to financial statements

The Tax-Exempt Money Fund of America

Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Tax-Exempt Money Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income free from federal taxes, while preserving capital and maintaining liquidity, through investments in high-quality municipal securities with effective maturities of one year or less.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

NET ASSET VALUE - The fund uses the penny-rounding method of valuing its shares, in accordance with Securities and Exchange Commission ("SEC") rules. This method permits the fund to maintain a constant net asset value of $1.00 per share, provided the market value of the fund's shares does not deviate from $1.00 by more than one-half of 1% and the fund complies with other restrictions set forth in the SEC rules.

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned by the fund.

As of September 30, 2001, the cost of investment securities for book and federal income tax reporting purposes was $324,708,000. Net unrealized appreciation on investments aggregated $69,000; $101,000 related to appreciated securities and $32,000 related to depreciated securities.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $1,169,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Trustees of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.390% per annum of the first $200 million of daily net assets decreasing to 0.290% of such assets in excess of $1.2 billion. For the year ended September 30, 2001, the management services fee was equivalent to an annualized rate of 0.383% of average net assets.


DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Trustees. The plans provide for annual expenses, based on average daily net assets, of up to 0.15%.

The fund may use these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services.

For the year ended September 30, 2001, aggregate distribution expenses were $113,000, or 0.04% of average daily net assets.

As of September 30, 2001, aggregate distribution expenses payable to AFD were $10,000.

TRANSFER AGENT FEE - A fee of $184,000 was incurred during the year ended September 30, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of September 30, 2001, aggregate transfer agent fees payable to AFS were $25,000.

DEFERRED TRUSTEES' FEES - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of September 30, 2001, the cumulative amount of these liabilities was $4,000. Trustees' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND TRUSTEES - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, including maturities, of $1,532,431,000 and $1,476,402,000, respectively, during the year ended September 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended September 30, 2001, the custodian fee of $22,000 includes $19,000 that was paid by these credits rather than in cash.

As of September 30, 2001, net assets consisted of the following:

                                                                     dollars in thousands
Capital paid in on shares of beneficial interest                                 $318,767
Distributions in excess of net investment income                                      (92)
Net unrealized appreciation                                                            69
Net assets                                                                       $318,744

Per-share data and ratios



                                                              Year ended
                                                            September 30
                                                                     2001      2000    1999    1998    1997
Net asset value, beginning of year                                 $1.00     $1.00   $1.00   $1.00   $1.00
 Income from investment operations :
  Net investment income                                         .042 (1)  .049 (1)    .039    .045    .046
 Less distributions :
  Dividends from net investment income                             (.042)    (.049)  (.039)  (.045)  (.046)
Net asset value, end of year                                       $1.00     $1.00   $1.00   $1.00   $1.00
Total return                                                        4.27%     5.00%   4.00%   4.63%   4.71%
Ratios/supplemental data:
 Net assets, end of year (in millions)                              $489      $369    $467    $356    $279
 Ratio of expenses to average net assets                             .66%      .62%    .59%    .59%    .53%
 Ratio of net income to average net assets                          4.12%     4.81%   3.95%   4.49%   4.61%




1) Based on average shares outstanding.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The Tax-Exempt Money Fund of
America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Tax-Exempt Money Fund of America (the "Fund") at September 30, 2001, the results of its operations, the changes in its net assets and the per-share data and ratios the each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
October 31, 2001


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. For purposes of computing this exclusion, all of the dividends paid from net investment income qualify as exempt-interest dividends. Any distributions paid from realized net short-term or long-term capital gains are not exempt from federal taxation.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


The U.S. Treasury Money Fund of America
Investment Portfolio, September 30, 2001



                                                                                    Principal    Market
                                                                         Yield at      Amount     Value
U.S. Treasury Securities  -  100.01%                                  Acquisition       (000)     (000)
U.S. Treasury Bills 10-04-01                                        2.59% - 3.61%      $69,295  $ 69,272
U.S. Treasury Bills 10-11-01                                        3.38% - 3.53%       27,250    27,221
U.S. Treasury Bills 10-18-01                                        2.03% - 3.51%       43,750    43,683
U.S. Treasury Bills 10-25-01                                        2.40% - 3.54%       38,065    37,984
U.S. Treasury Bills 11-01-01                                        3.38% - 3.52%       38,145    38,031
U.S. Treasury Bills 11-08-01                                        3.42% - 3.51%       28,925    28,819
U.S. Treasury Bills 11-15-01                                        2.19% - 3.41%       71,630    71,371
U.S. Treasury Bills 11-23-01                                        2.24% - 3.42%       30,000    29,892
U.S. Treasury Bills 11-29-01                                        3.36% - 3.42%       59,605    59,377
U.S. Treasury Bills 12-06-01                                        2.33% - 3.37%       17,220    17,147
U.S. Treasury Bills 12-13-01                                        2.32% - 2.45%       31,615    31,465
U.S. Treasury Bills 12-20-01                                        2.16% - 2.19%       35,000    34,819

TOTAL INVESTMENT SECURITIES: (cost: $488,961,000)                                                489,081
Excess of payables over cash and receivables                                                          30

NET ASSETS                                                                                      $489,051

See Notes to Financial Statements

The U.S. Treasury Money Fund of America
Financial statements

Statement of assets and liabilities
at September 30, 2001                                                        (dollars in       thousands)
Assets:
 Investment securities at market
  (cost: $488,961)                                                                               $489,081
 Cash                                                                                                 604
 Receivables for -
  Sales of fund's shares                                                                            2,201
                                                                                                  491,886
Liabilities:
 Payables for -
  Repurchases of fund's shares                                                     2,584
  Dividends on fund's shares                                                          40
  Management services                                                                111
  Other expenses                                                                     100            2,835
Net assets at September 30, 2001                                                                 $489,051

 Shares of beneficial interest issued and outstanding -
  unlimited shares authorized
 Class A shares:
  Shares outstanding                                                                          488,913,487
  Net asset value per share                                                                         $1.00


Statement of operations
for the year ended September 30, 2001                                        (dollars in       thousands)
Investment income:
 Income:
  Interest                                                                                        $19,330

 Expenses:
  Management services fee                                                          1,208
  Distribution expenses                                                              385
  Transfer agent fee                                                                 753
  Reports to shareholders                                                             15
  Registration statement and prospectus                                               99
  Postage, stationery and supplies                                                   103
  Trustees' fees                                                                      21
  Auditing and legal fees                                                             33
  Custodian fee                                                                       26
  Taxes other than federal income tax                                                  6            2,649
 Net investment income                                                                             16,681


Unrealized appreciation on investments:
 Net unrealized appreciation
  on investments                                                                                       36
Net increase in net assets resulting
 from operations                                                                                  $16,717




Statement of changes in net assets                                           (dollars in       thousands)

                                                                             Year ended
                                                                            September 30     September 30
                                                                                     2001             2000
Operations:
 Net investment income                                                           $16,681          $20,880
 Net unrealized appreciation
  on investments                                                                      36                6
  Net increase in net assets
   resulting from operations                                                      16,717           20,886
Dividends paid to
 shareholders                                                                    (16,665)         (20,879)

Capital share transactions:
 Proceeds from shares sold: 757,690,684 and 840,272,661
  shares, respectively                                                           757,691          840,272
 Proceeds from shares issued in reinvestment
  of net investment income dividends:
  15,678,228 and 19,526,770 shares, respectively                                  15,678           19,527
 Cost of shares repurchased: 653,742,552
  and 957,128,378 shares, respectively                                          (653,743)        (957,128)
  Net increase (decrease) in net assets resulting
   from capital share transactions                                               119,626          (97,329)
Total increase (decrease) in net assets                                          119,678          (97,322)

Net assets:
 Beginning of year                                                               369,373          466,695
 End of year                                                                    $489,051         $369,373

See notes to financial statements

Notes to financial statements
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The U.S. Treasury Money Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in U.S. Treasury securities maturing in one year or less.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

NET ASSET VALUE - The fund uses the penny-rounding method of valuing its shares, in accordance with Securities and Exchange Commission ("SEC") rules. This method permits the fund to maintain a constant net asset value of $1.00 per share, provided the market value of the fund's shares does not deviate from $1.00 by more than one-half of 1% and the fund complies with other restrictions set forth in the SEC rules.

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned by the fund.

As of September 30, 2001, the cost of investment securities for book and federal income tax reporting purposes was $488,961,000.

Net unrealized depreciation on investments aggregated $120,000; $133,000 related to appreciated securities and $13,000 related to depreciated securities.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $1,208,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Trustees of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on an annual rate of 0.300% of the first $800 million of daily net assets and 0.285% of such assets in excess of $800 million. For the year ended September 30, 2001, the management services fee was equivalent to an annualized rate of 0.300% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Trustees. The plans provide for annual expenses, based on average daily net assets, of up to 0.15%.

The fund may use these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services.

For the year ended September 30, 2001, aggregate distribution expenses were $385,000, or 0.10% of average daily net assets. As of September 30, 2001, aggregate distribution expenses payable to AFD were $36,000.

TRANSFER AGENT FEE - A fee of $753,000 was incurred during the year ended September 30 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of September 30, 2001, aggregate transfer agent fees payable to AFS were $60,000.

DEFERRED TRUSTEES' FEES - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of September 30, 2001, the cumulative amount of these liabilities was $3,000. Trustees' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED TRUSTEES AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, including maturities, of $2,234,680,000 and $2,141,524,000, respectively, during the year ended September 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended September 30, 2001, the custodian fee of $26,000 includes $8,000 that was paid by these credits rather than in cash.

As of September 30, 2001, net assets consisted of the following:

                                                                        (dollars in thousands)
Capital paid in on shares of beneficial interest                                      $488,914
Undistributed net investment income                                                         17
Net unrealized appreciation                                                                120
Net assets                                                                            $489,051

Per-share data and ratios

                                                              Year ended
                                                            September 30
                                                                     2001      2000      1999      1998      1997
Net asset value, beginning of year                                 $1.00     $1.00     $1.00     $1.00     $1.00
 Income from investment operations :
  Net investment income                                         .029 (1)  .032 (1)      .025      .029      .029
 Less distributions :
  Dividends from net investment income                             (.029)    (.032)    (.025)    (.029)    (.029)
Net asset value, end of year                                       $1.00     $1.00     $1.00     $1.00     $1.00
Total return                                                        2.92%     3.29%     2.51%     2.97%     2.94%
Ratios/supplemental data:
 Net assets, end of year (in millions)                              $319      $276      $255      $198      $160
 Ratio of expenses to average net assets                             .52%      .64% .65% (2)  .65% (2)  .65% (2)
 Ratio of net income to average net assets                          2.86%     3.23%     2.33%     2.94%     2.94%


1) Based on average shares outstanding.
2) Had CRMC not waived management services fees, the fund's expense ratio would have been 0.68%, 0.71% and 0.74% for the fiscal years ended 1999, 1998 and 1997, respectively.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The U.S. Treasury Money Fund of
America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The U.S. Treasury Money Fund of America (the "Fund") at September 30, 2001, the results of its operations, the changes in its net assets and the per-share data and ratios for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
October 31, 2001


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. For purposes of computing this exclusion, all of the dividends paid from net investment income qualify as exempt-interest dividends. Any distributions paid from realized net short-term or long-term capital gains are not exempt from federal taxation.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.